Registration No. 333- _________.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  [ ] Pre-Effective Amendment No. _____ [ ] Post-Effective Amendment No. _____

                        (Check appropriate box or boxes)

                Exact name of Registrant as Specified in Charter:

                        GREAT HALL INVESTMENT FUNDS, INC.

                     Address of Principal Executive Offices:
               60 South Sixth Street, Minneapolis, Minnesota 55402
                  Registrant's Telephone Number: (612) 371-7765

                     Name and Address of Agent for Service:
                                  Martin Cramer
               60 South Sixth Street, Minneapolis, Minnesota 55402

                                 With a Copy to:

     Joseph R. Fleming, Esq.                         Laura Moret, Esq.
           Dechert LLP                         Voyageur Asset Management Inc.
200 Clarendon Street, 27th Floor            90 South Seventh Street, Suite 4300
   Boston, Massachusetts 02116                  Minneapolis, Minnesota 55402

                  Approximate Date of Proposed Public Offering:
As soon as possible following the effective date of this Registration Statement.
                It is proposed that this filing become effective
                       automatically pursuant to Rule 488.

         The title of the securities being registered is common shares.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered on Form N-1A (Registration Nos. 33-41395, 811-6340) pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, 2003 was filed on November 25, 2003. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to the shares previously registered on the aforesaid Registration Statement on Form N-1A.

                                                                [Effective Date]

Dear Shareholder:

As a shareholder in D.L. Babson Money Market Fund, Inc., your fund, you are being asked to vote on several important matters that might affect your fund. These matters will be considered at a special meeting of shareholders of your fund, which has been scheduled for March 15, 2004.

As part of a broader integration initiative, you are being asked to approve the combination of your fund into the Great Hall Prime Money Market Fund, which has a similar investment objective to your fund. The combination would be accomplished through a Reorganization transaction that has been approved by your fund's Board. If you and your fellow shareholders approve the Reorganization, your fund would be combined into the Prime Fund on March 31, 2004. The Reorganization would consist of the transfer of all of the assets of your fund to the Prime Fund in exchange for shares of the Prime Fund, the assumption by the Prime Fund of all liabilities of your fund, and the distribution of Prime Fund shares to the accounts of the shareholders of your fund in complete liquidation of your fund. The total net asset value of your shares in the Prime Fund would be the same as the total net asset value of your shares in your fund. Voyageur, the investment advisor to both your fund and the Prime Fund, is paying all of the ordinary costs of the Reorganization and the transaction is expected to qualify as a tax-free reorganization for federal income tax purposes.

You are also being asked to elect nine nominees to serve on the board of directors for your fund. In addition, you are being asked to ratify the selection of Deloitte & Touche LLP as the independent auditors of your fund for the current fiscal year.

The enclosed materials include detailed information about these three proposals. To assist you in understanding these proposals we have provided a Definitions of Key Terms page and a Questions and Answers section.

As a valued shareholder, your vote is very important. Please review the enclosed materials carefully. After reviewing the materials, please complete, date and sign the enclosed proxy card(s), and return it in the postage-paid, self-addressed envelope. Please be aware that if you hold shares in more than one account, you may receive more than one proxy package. Separate proxy cards are required for each account. If you would like to attend the shareholder meeting, you may vote your shares in person. If you expect to attend the meeting, please notify us in advance by calling [TELEPHONE NUMBER]. Alternatively, you may vote your shares by telephone, by following the instructions on your proxy card(s). Because your vote is important, if we have not heard from you by [February 20, 2004], you may be contacted by [a representative of Voyageur or [SOLICITOR NAME]].

If you have any questions, please call your fund's toll-free number (800) 422-2766, and ask to speak with a representative, who will be happy to help you.

                                     Sincerely,


                                     Jennifer Lammers
                                     President

                            DEFINITIONS OF KEY TERMS
                         USED IN THE QUESTIONS & ANSWERS
                           AND LETTER TO SHAREHOLDERS

BOARD: The current board of directors of your fund. The members of the Board of your fund may change if shareholders of your fund approve the proposal described in the enclosed materials to elect a new board of directors. Shareholders of the other funds are being asked to elect the same new board of directors for their funds. The independent directors nominated to serve on the new boards of directors have been selected from among the independent directors currently serving on the boards of your fund and the other funds.

DAVID L. BABSON: David L. Babson & Company Inc. is the registered investment advisor who is currently serving as sub-advisor to your fund. David L. Babson does not serve as the sub-advisor to the Prime Fund.

INTEGRATION INITIATIVE: Voyageur's effort to integrate its financial services operations by simplifying the existing lineup of funds and standardizing current investment operations. Specifically, this involves reducing the number of funds (by combining similar portfolios), closing under-performing portfolios, and simplifying administration by integrating the funds under a single legal entity and single board of directors. A final step is to rename all the funds with a common name, the Tamarack Funds. This renaming will allow the funds' distributor to provide improved marketing and sales support to the funds by focusing resources on supporting a single name in the marketplace.

PLAN: The Agreement and Plan of Reorganization under which your fund would be combined with the Prime Fund.

PRIME FUND: The Great Hall Prime Money Market Fund, a fund also advised by
     Voyageur, which has similar investment objectives to your fund. Voyageur provides all portfolio management services to the Prime Fund; there is no sub-advisor providing services. The Board has approved and recommends to you that your fund be combined with the Prime Fund.

REORGANIZATION: The proposed combination of your fund into the Prime Fund would be accomplished through a reorganization transaction that would be carried out in accordance with the terms of the Plan.

TAMARACK FUNDS TRUST: The new legal entity (a Delaware statutory trust) under which Voyageur has proposed to integrate all the funds as separate portfolios of the trust. Organizing as a Delaware statutory trust is a common legal structure for mutual fund companies. As mentioned above, the Tamarack Funds would become the new name for the funds if the Integration Initiative proposals are approved.

THE FUNDS: The Babson Funds, the Great Hall Funds, the J&B Funds and the RBC Funds are a collection of twenty-two individual mutual funds and/or portfolios. Voyageur serves as investment advisor to all of the funds.

VOYAGEUR: Voyageur Asset Management Inc. is an SEC registered investment advisor and subsidiary of RBC Dain Rauscher Corporation, currently serving as advisor to your fund and all the funds. For over 20 years, Voyageur has provided equity, fixed and balanced asset management services to clients throughout the U.S. and in Canada. Currently, Voyageur manages client assets totaling over $23 billion.

YOUR FUND: The D.L. Babson Money Market Fund, Inc. This is the mutual fund in which you currently hold shares.

                                                                [Effective Date]


                               IMPORTANT NEWS FOR
                D.L. BABSON MONEY MARKET FUND, INC. SHAREHOLDERS

On May 1, 2003, Jones & Babson, Inc., was acquired by RBC Dain Rauscher Corporation. At the time of this acquisition, Jones & Babson, Inc. was the investment advisor and David L. Babson was the sub-advisor for the D.L. Babson Money Market Fund, Inc., your fund.

Subsequent to the acquisition, Jones & Babson, Inc., became an affiliate of Voyageur. Like Jones & Babson, Inc., Voyageur is also a subsidiary of RBC Dain Rauscher Corporation and a registered investment advisor. On [DATE], for ease of administration, RBC Dain Rauscher Corporation consolidated the investment advisory activities of its two subsidiaries (Jones & Babson, Inc. and Voyageur) into a single entity, which continues to use the Voyageur name. Voyageur became the advisor to your fund at that time, while David L. Babson remained your fund's sub-advisor. This change did not impact the investment style or portfolio management of your fund.

You are being asked to consider several proposals to be voted upon at an upcoming shareholder meeting of your fund. A brief overview of these proposals and related matters is provided below. We suggest that you review the Definitions of Key Terms page before reading the information below. In addition, we encourage you to read the full text of the enclosed Proxy
Statement/Prospectus before voting.

Q & A:  QUESTIONS AND ANSWERS

Q:   WHAT IS HAPPENING?

A: Voyageur, your fund's investment advisor, currently also serves as the investment advisor for twenty-two other individual mutual funds or portfolios. Among these twenty-two funds, there is some duplication of investment objectives and administrative requirements. Voyageur has undertaken an initiative to simplify the existing fund lineup and reduce the administrative burden of these overlapping requirements. Voyageur believes that this will allow your fund and all the funds for which it serves as investment advisor to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives will either reduce shareholder expenses or maintain them at the current levels. Therefore, Voyageur has recommended, and the boards of directors/trustees of the funds have approved, certain changes, which include: (1) standardizing the fundamental investment restrictions for the funds, (2) creating a single board of directors/trustees for the funds, (3) combining certain funds that have similar investment objectives, (4) liquidating certain funds that have not grown as quickly as originally anticipated and which are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those which are being liquidated or combined into other funds) into a single legal entity to be named the Tamarack Funds Trust.

     As part of this integration initiative, Voyageur has proposed, and your fund's Board has approved, the combination of your fund into the Prime Fund, a fund with similar investment objectives. This would be accomplished through the proposed Reorganization. The enclosed Proxy Statement/Prospectus contains a comparison of important features of your fund and the Prime Fund. Also as part of this integration initiative, your fund's Board has nominated nine individuals to serve on the board of directors of your fund. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds. The independent directors nominated to serve on the unitary board have been selected from among the independent directors currently serving on the boards of the funds.

Q:   WHAT AM I BEING ASKED TO VOTE ON?

A:   You are asked to vote in favor of three proposals:

     Proposal 1: The approval of the Plan, which would result in your fund being combined into the Prime Fund through the Reorganization;

     Proposal 2: The election of each of the nine individuals nominated to serve on the board of directors for your fund; and

     Proposal 3: The ratification of the selection of Deloitte & Touche LLP as independent auditors of your fund.

Q:   HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A: After carefully considering the proposals, your fund's Board unanimously recommends that you vote FOR Proposals 1 and 3, and FOR the nominees listed in Proposal 2.

Q:   WHY HAS MY FUND'S BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE
     REORGANIZATION?

A: After carefully considering the Reorganization proposal, your fund's Board determined that combining your fund into the Prime Fund is advisable and in the best interests of your fund and its shareholders. In reaching this determination, the Board considered multiple factors, including: (1) the investment objectives of your fund and the Prime Fund are similar, (2) the gross expense ratio of the Prime Fund following the combination is expected to be lower than the gross expense ratio of your fund, (3) the net operating expenses for your fund would be contractually maintained at or below the level required by the current expense limitation agreement, through May 1, 2005, the same period covered by the current agreement, (4) the fund will not bear any ordinary costs of the Reorganization, (5) the Prime Fund's performance over reporting periods for the past ten years was generally comparable to or higher than your fund's performance over those same periods, (6) shareholders of your fund would continue to receive the same level of services currently provided by your fund, (7) the Reorganization is intended to be tax-free for federal income tax purposes, and (8) shareholders' interests would not be diluted as a result of the Reorganization.

Q:   WHEN WOULD THE REORGANIZATION OF MY FUND INTO THE PRIME FUND TAKE PLACE?

A: It is expected that the Reorganization would occur on March 31, 2004. You would receive notice of any material changes to this schedule.

Q:   WOULD THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

A: The value of your fund account would not change as a result of the Reorganization. Shares of your fund would be exchanged for shares of the Prime Fund in the Reorganization. Because the net asset value per share of your fund is likely to be different from the net asset value per share of the Prime Fund on the Reorganization processing date, the actual number of Prime Fund shares credited to your account is likely to be different from the number of shares of your fund exchanged. The total value of the shares you hold, however, will not be affected. The value of your investment would be the same immediately before and after the Reorganization.

Q:   WHO WOULD PAY FOR THE REORGANIZATION?

A: Voyageur has agreed to bear all ordinary costs and expenses of the Reorganization. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility.

Q:   HOW MIGHT OTHER ASPECTS OF THE INTEGRATION INITIATIVE AFFECT ME?

A: Shareholders of the Prime Fund are being asked to approve the reorganization of their fund into a separate portfolio of the Tamarack Funds Trust and to approve the election of the same nine individuals to their board of directors that you are being asked to approve. Shareholders of the Prime Fund are also being asked to vote on certain other matters such as approving standardizing changes to their fund's fundamental investment restrictions (which will not affect the principal investment objective of the fund). Because you would become a shareholder of the Prime Fund if the Reorganization of your fund is approved, those proposals could affect you. If those proposals are approved, the Prime Fund will be renamed the Tamarack Prime Money Market Fund.

Q:   WHY AM I BEING ASKED TO ELECT A NEW BOARD OF DIRECTORS FOR MY FUND?

A: You are being asked to vote in favor of this proposal in case the Reorganization is not approved. If the Reorganization is approved, the board of directors of the Prime Fund will oversee the operations of the combined fund. Information about the Prime Fund's current board of directors can be found in its statement of additional information, which is available upon request. As mentioned above, however, Prime Fund shareholders are being asked to elect the same nine individuals to serve on the board of directors for the Prime Fund as are nominated for election to your fund's board. If this proposal is approved by Prime Fund shareholders, the composition of the Prime Fund's board of directors would be the same as the board of directors you are being asked to approve for your fund.

     A mutual fund's board of directors/trustees represents shareholder interests and oversees the management and operations of the fund. As part of the broader integration initiative to simplify the existing fund lineup and standardize key elements of current investment operations, which is mentioned above, Voyageur has proposed the creation of a single board of directors/trustees for all of the funds managed by Voyageur. Your fund's Board has voted in favor of this proposal and has nominated nine individuals to serve on the unitary board. Information about each nominee is contained in the enclosed Proxy Statement/Prospectus. You are being asked to approve the election of each of these nine individuals to the board of directors for your fund. Your fund's Board believes that a unitary board of directors/trustees for all of the funds has the potential to increase efficiencies and enhance the effectiveness of governance.

Q:   WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE THREE PROPOSALS?

A: The proposals are discussed in more detail in the enclosed Proxy Statement/Prospectus, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call [PROXY SOLICITOR TELEPHONE NUMBER].

                       D.L. BABSON MONEY MARKET FUND, INC.
                       90 SOUTH SEVENTH STREET, SUITE 4300
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800) 422-2766

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 15, 2004

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders ("Meeting") of D.L. Babson Money Market Fund, Inc. (the "Babson Fund"), will be held at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota at 9:00 a.m. Central Time, for the following purposes:

     PROPOSAL 1: To approve an Agreement and Plan of Reorganization (the
                 "Plan") for the Babson Fund. Under the Plan, (i) all of the assets of the Babson Fund would be transferred to the Great Hall Prime Money Market Fund (the "Prime Fund"), a series of Great Hall Investment Funds, Inc.; (ii) all of the liabilities of the Babson Fund would be assumed by the Prime Fund; (iii) each shareholder of the Babson Fund would be issued shares of the Prime Fund in an amount equal to the value of the shareholder's holdings in the Babson Fund immediately prior to the reorganization transaction (the "Reorganization"); and (iv) the Babson Fund would be liquidated.

     PROPOSAL 2: To approve the election of nine individuals to the board of directors of the Babson Fund.

     PROPOSAL 3: To ratify the selection of Deloitte & Touche LLP as independent auditors of the Babson Fund for the current fiscal year.

The attached Proxy Statement/Prospectus provides additional information about these proposals. Shareholders of record of the Babson Fund as of the close of business on January 15, 2004 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail, you may also vote by telephone, as follows:

                                TO VOTE BY TELEPHONE:
                                ================================================

                                (1) Read the Proxy Statement/Prospectus and have
                                    your proxy card at hand.

                                (2) Call the toll-free 1-[800/888] number that
                                    appears on your proxy card.

                                (3) Enter the control number set forth on the
                                    proxy card and follow the instructions.
                                ------------------------------------------------

We encourage you to vote by telephone using the control number that appears on your enclosed proxy card. Voting by telephone will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter will require the affirmative vote of the holders of a majority of the Babson Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

           PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
              AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                             YOUR VOTE IS IMPORTANT.

                                           By Order of the Board of Directors,


                                           Laura Moret
                                           Secretary
[Effective Date]

                                TABLE OF CONTENTS

INTRODUCTION................................................................__

PROPOSAL 1:  APPROVAL OF AGREEMENT..........................................__

   SUMMARY AND OVERVIEW OF THE PROPOSED REORGANIZATION......................__

   COMPARISON OF IMPORTANT FEATURES OF THE FUNDS............................__

   REASONS FOR THE REORGANIZATION...........................................__

   INFORMATION ABOUT THE PLAN OF REORGANIZATION.............................__

PROPOSAL 2:  TO ELECT DIRECTORS OF THE BABSON FUND..........................__

PROPOSAL 3:  AUDITORS.......................................................__

OTHER INFORMATION...........................................................__

   FURTHER INFORMATION ABOUT VOTING AND THE MEETING.........................__

   INFORMATION ABOUT THE FUNDS..............................................__

   INDEPENDENT AUDITORS.....................................................__

EXHIBITS....................................................................__

                           PROXY STATEMENT/PROSPECTUS
                                [EFFECTIVE DATE]

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
             D.L. BABSON MONEY MARKET FUND, INC. (THE "BABSON FUND")
                       90 SOUTH SEVENTH STREET, SUITE 4300
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800) 422-2766

                           --------------------------

                BY AND IN EXCHANGE FOR SHARES OF CAPITAL STOCK OF
                GREAT HALL MONEY MARKET FUND (THE "PRIME FUND"),
                              A SEPARATE SERIES OF
           GREAT HALL INVESTMENT FUNDS, INC. (THE "ACQUIRING COMPANY")
                              60 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800) 934-6674

                           --------------------------

                                  INTRODUCTION

This document is a combined proxy statement and prospectus (the "Proxy Statement/Prospectus"). This Proxy Statement/Prospectus is being furnished to shareholders of the Babson Fund in connection with three proposals ("Proposals"). This Proxy Statement/Prospectus sets forth concisely the information that shareholders should know in order to evaluate the Proposals.

Voyageur Asset Management Inc. ("Voyageur") is the Babson Fund's investment advisor. On May 1, 2003, Jones & Babson, Inc., was acquired by RBC Dain Rauscher Corporation. At the time of this acquisition, Jones & Babson, Inc. was the investment advisor and David L. Babson & Company Inc. ("David L. Babson") was the sub-advisor for the D.L. Babson Money Market Fund, Inc., your fund. Subsequent to the acquisition, Jones & Babson, Inc., became an affiliate of Voyageur. Like Jones & Babson, Inc., Voyageur is also a subsidiary of RBC Dain Rauscher Corporation and a registered investment advisor. On [Date] for ease of administration, RBC Dain Rauscher Corporation consolidated the investment advisory activities of its two subsidiaries (Jones & Babson, Inc. and Voyageur) into a single entity, which continues to use the Voyageur name. Voyageur became the advisor to the Babson Fund at that time, while David L. Babson remained the Babson Fund's sub-advisor. In addition to the Babson Fund, Voyageur currently serves as the investment advisor for each of the other funds constituting the Babson Group of Funds, Great Hall Investment Funds, Inc., J&B Funds and RBC Funds, Inc., a collection of twenty-two individual mutual funds and/or portfolios ("funds"). Voyageur has undertaken an initiative to integrate its financial services operations by simplifying the existing fund lineup and standardizing key elements of current investment operations (the "integration initiative").


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

Voyageur believes that this will allow the Babson Fund and all the funds for which it serves as investment advisor to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives will either reduce shareholder expenses or maintain them at the current levels. As part of this integration initiative, Voyageur has recommended, and the boards of directors/trustees of the applicable funds have approved, the following changes: (1) standardizing the fundamental investment restrictions for the funds, (2) creating boards of directors/trustees for the funds with uniform members, (3) combining certain funds that have similar investment objectives, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those which are being liquidated or combined into other funds) into a single legal entity to be named the Tamarack Funds Trust. The Tamarack Funds Trust would be organized as a Delaware statutory trust, a common form of organization for mutual funds, and would consist of seventeen separate portfolios. The funds would be referred to as the Tamarack Funds.

PROPOSAL 1. As part of this integration initiative, Voyageur has proposed, and the Babson Fund's current board of directors (the "Board" or "Board of Directors") has approved, the combination of the Babson Fund into the Prime Fund, a fund with similar investment objectives. (The Babson Fund and the Prime Fund are referred to individually as a "Fund" and, collectively, as the "Funds.") In Proposal 1, shareholders will be asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all of the assets of the Babson Fund would be acquired by the Prime Fund, a fund with compatible investment characteristics as the Babson Fund, in exchange for Investor Class shares of capital stock ($0.01 par value) of the Prime Fund ("Investor Class shares of the Prime Fund") and the assumption by the Prime Fund of all of the liabilities of the Babson Fund, as described more fully below (the "Reorganization"). As a part of the Reorganization, Investor Class shares of the Prime Fund received in the transaction would then be distributed to the accounts of shareholders of the Babson Fund in complete liquidation of the Babson Fund. As a result of the Reorganization, each shareholder of the Babson Fund would become a shareholder of the Prime Fund and would receive Investor Class shares of the Prime Fund having an aggregate net asset value ("NAV") as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Time") equal to the aggregate NAV of such shareholder's shares of the Babson Fund as of the Valuation Time. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. It is expected to occur on or about March 31, 2004.

PROPOSAL 2. In Proposal 2, shareholders will be asked to approve the election of individuals to serve on the Board of Directors. Shareholders are being asked to elect these individuals to the Board in case they do not approve the Plan. If the Plan is approved, the board of directors of the Acquiring Company will oversee the operations of the combined fund. The shareholders of the Acquiring Company are being asked to elect the same individuals to serve on that board.

PROPOSAL 3. In Proposal 3, shareholders will be asked to ratify the selection of Deloitte & Touche LLP as independent auditors of the Babson Fund for the current fiscal year.

The Babson Fund is organized as a single series Maryland corporation and is a registered, open-end management investment company of the type commonly known as a money market fund. The Prime Fund is a separate series of the Acquiring Company, a Minnesota corporation registered as an open-end management investment company. Each of the Acquiring Company's series is the type of mutual fund commonly known as a money market fund. Both the Babson Fund and the Prime Fund are diversified.

The Board, on behalf of the Babson Fund, is soliciting proxies from shareholders of the Babson Fund for the special meeting of shareholders to be held on March 15, 2004, at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota, at 9:00 a.m., Central Time, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"). This Proxy Statement/Prospectus, the

Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about January 22, 2004, or as soon as practicable thereafter.

This Proxy Statement/Prospectus should be kept for future reference. A statement of additional information dated [ ] (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Proxy Statement/Prospectus. The Statement of Additional Information is available upon request without charge by contacting [SOLICITOR NAME] at [address] or by calling (800) [ ]-[ ].

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
          PROPOSALS 1 AND 3 AND FOR THE NOMINEES LISTED IN PROPOSAL 2.


                        PROPOSAL 1: APPROVAL OF AGREEMENT
                           AND PLAN OF REORGANIZATION

               SUMMARY AND OVERVIEW OF THE PROPOSED REORGANIZATION

The Board is recommending that shareholders of the Babson Fund approve the Plan pursuant to which the Reorganization into the Prime Fund would be effected. The Plan is attached to this Proxy Statement/Prospectus as EXHIBIT A. The Investor Class shares prospectus of Prime Fund has been mailed to you with this Proxy Statement/Prospectus.

At a meeting on November 24, 2003, the Board considered a proposal from Voyageur regarding the future of the Babson Fund. For the reasons set forth below under "REASONS FOR THE REORGANIZATION," the Board concluded that the Reorganization is in the best interests of the shareholders of the Babson Fund. Of course, each shareholder's decision to become an investor in the Prime Fund will involve an assessment of his or her own personal financial situation and objectives. In the event that the Plan is not approved, existing shareholders of the Babson Fund would continue to be invested in the Babson Fund, which would continue to operate, and the Board would consider other possible courses of action available to it, which might include liquidating the Babson Fund, resubmitting the Plan to shareholders in the future, or proposing other measures to streamline the operations of the Babson Fund.

EFFECT OF THE REORGANIZATION ON SHAREHOLDERS

If the Reorganization is approved, the Babson Fund will be reorganized into the Prime Fund. The Reorganization would result in the acquisition of the Babson Fund's assets, and the assumption of its liabilities, by the Prime Fund, in exchange for Investor Class shares of the Prime Fund. The value of Investor Class shares of the Prime Fund issued in the Reorganization will equal the value of the net assets of the shares of the Babson Fund acquired by the Prime Fund as of the Valuation Time. Pursuant to the Plan, shares issued to the shareholders of the Babson Fund by the Prime Fund will be distributed as part of the liquidation of the Babson Fund. After Investor Class shares of the Prime Fund are distributed to the accounts of shareholders of the Babson Fund, the Babson Fund will be liquidated. As a result, each shareholder of the Babson Fund will cease to be a shareholder of the Babson Fund and will instead be the owner of that number of full and fractional Investor Class shares of the Prime Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Babson Fund held by that shareholder at the Valuation Time.

EFFECT OF THE REDOMESTICATION OF THE PRIME FUND ON SHAREHOLDERS

As discussed above, one of the purposes of the integration initiative is to simplify the organizational structure for the funds by reorganizing all of the funds (other than those which are being liquidated or combined into another fund) into a single legal entity, the Tamarack Funds Trust, a newly created Delaware statutory trust. In connection with the integration initiative, the board of directors of the Acquiring Company approved an Agreement and Plan of Reorganization with respect to the Prime Fund (the "Redomestication Agreement") at a meeting on November 24, 2003. Shareholders of the Prime Fund will be asked to approve the Redomestication Agreement. If shareholders of the Prime Fund approve the Redomestication Agreement, all of the net assets of the Prime Fund will be exchanged for a number of shares of a corresponding series, the Tamarack Prime Money Market Fund, of the Tamarack Funds Trust, representing the same aggregate net asset value. If approved, these changes would occur on or about March 31, 2004.

Because the Reorganization would result in the Babson Fund being combined into the Prime Fund, the Redomestication Agreement could affect Babson Fund shareholders. For example, if Babson Fund shareholders approve the Reorganization, and Prime Fund shareholders approve the Redomestication Agreement, Babson Fund shareholders would become shareholders in the Tamarack Prime Money Market Fund.

Except as specifically noted in EXHIBIT G, the Tamarack Prime Money Market Fund will be materially the same as the Prime Fund. EXHIBIT G also presents key differences between the Babson Fund and the Acquiring Company.

If the Reorganization is not approved by Babson Fund shareholders, the Babson Fund will continue to operate, and the Directors will consider what further action, if any, is in the best interests of the Babson Fund and its shareholders, including the possible liquidation of the Babson Fund or resubmitting the Plan to shareholders in the future.

NO SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION

The full value of the shares of the Babson Fund will be exchanged for shares of the Prime Fund without any sales load, commission or other transactional fee being imposed.

EXPENSES RELATING TO THE REORGANIZATION

Voyageur, the investment advisor of the Babson Fund and the Prime Fund, will bear all ordinary expenses associated with the Reorganization, other than any expenses individually incurred by shareholders. While any registration fees or state filing fees incurred by the Prime Fund in connection with the Reorganization would be borne by the Prime Fund, neither the Babson Fund nor the Prime Fund is expected to bear any other expenses in connection with the Reorganization.

TAX CONSEQUENCES

Completion of the Reorganization is subject to the receipt of a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, no gain or loss would be recognized for federal income tax purposes by the Babson Fund or its shareholders. There is additional information about the federal income tax consequences of the Reorganization under "Information About the Plan of Reorganization - Tax Considerations."

                        COMPARISON OF IMPORTANT FEATURES
                                  OF THE FUNDS

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

This section will help you compare the investment objectives and policies of the Babson Fund and the Prime Fund. Please be aware that this is only a summary. More complete information may be found in the prospectuses and statements of additional information of the Babson Fund and the Prime Fund.

The investment objectives, policies and restrictions of the Babson Fund and the Prime Fund are similar. Some differences do exist. The investment objective of the Babson Fund is maximizing income consistent with maintaining the safety and liquidity of the Fund's assets and seeking to maintain a consistent NAV of $1.00 per share. The investment objective of the Prime Fund is to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. There can be no assurance that either Fund will achieve its investment objective.

Both Funds invest in high quality short-term debt instruments, invest only in U.S. dollar-denominated securities with remaining maturities of 397 days or less, and expect to have a dollar-weighted average portfolio maturity of 90 days or less. The Prime Fund does not invest in unrated instruments and only invests in securities that have received the highest short-term rating from at least two rating organizations. The Babson Fund's primary investment is high-quality commercial paper. Both Funds may invest in U.S. government securities, certain obligations of U.S. government agencies and instrumentalities, certain obligations of banks or savings and loan associations meeting particular criteria and certain repurchase agreements. The Babson Fund may also invest in high-quality corporate variable rate master demand notes and non-convertible short-term debt obligations. The Prime Fund also invests in corporate and bank debt obligations and up to 5% of its total assets in certain taxable municipal securities. In addition, the Prime Fund may invest up to 25% of its total assets in U.S. dollar denominated commercial paper and other short-term obligations issued by foreign entities and certain U.S. dollar-denominated obligations issued by domestic branches of foreign depository institutions. Each Fund, as a money market fund, is subject to strict federal rules regarding the type and quality of investments which the Fund may make.

At a meeting held on November 24, 2003, the board of directors of the Acquiring Company approved a number of changes to the investment policies/restrictions applicable to the Prime Fund, which are intended to standardize these policies/restrictions for the funds. Those changes that would apply to the Prime Fund will be submitted to shareholders of the Prime Fund at a meeting that is expected to occur on or about March 15, 2004. If shareholders of the Prime Fund approve the changes, then the investment policies/restrictions for the Prime Fund will differ from the way they are currently. As a result, the following discussion describes the differences between the policies/restrictions applicable to the Babson Fund and those proposed to be applicable to the Prime Fund. Attached as EXHIBIT B is the Prime Fund's current investment policies/restrictions. If shareholders of the Prime Fund do not approve the changes to the Prime Fund's fundamental investment policies/restrictions, then the policies/restrictions that will be applicable to the Prime Fund after the Reorganization will be those set forth in EXHIBIT B.

The Funds' investment policies/restrictions, as such policies/restrictions are (or will be) set forth as "Investment Restrictions" in each Fund's statement of additional information have several differences. For example:

o The Babson Fund has a stated fundamental policy/restriction relating to portfolio diversification. As diversified funds, both Funds are subject to a portfolio diversification restriction. However, the policy/restriction applicable to the Babson Fund is more restrictive than is required under the Investment Company Act of 1940, as amended (the "1940 Act"). The Babson Fund's policy/restriction applies to 100% of its assets, while the Prime Fund's policy/restriction applies to 75% of its assets. The 1940 Act requires that the policy/restriction apply to only 75% of a fund's total assets.

o The Babson Fund has a fundamental policy/restriction stating that it cannot invest in equity securities or convertible securities. The Prime Fund has a non-fundamental policy/restriction stating that it cannot invest in common stocks, preferred stocks, warrants or other equity securities.

o The Prime Fund's fundamental policies/restrictions relating to borrowing and industry concentration are less restrictive than those applicable to the Babson Fund. The Babson Fund, but not the Prime Fund, is restricted to borrowings from banks for temporary or emergency purposes in amounts that do not exceed 15% of its total assets. In addition, the concentration policy/restriction applicable to the Babson Fund does not create an exception for any securities, such as government securities, permitted to be excepted by applicable law. The Prime Fund, on the other hand, excludes securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities from its general concentration policy/restriction.

o The Babson Fund's fundamental policies/restrictions relating to investing in real estate, purchasing commodities, issuing senior securities, lending and engaging in underwriting securities of other issuers are all more restrictive than those of the Prime Fund in that the Babson Fund is greatly (and, often, completely) restricted from engaging in these activities, while the Prime Fund may engage in these activities to the extent permitted by applicable law.

o The Babson Fund has fundamental policies/restrictions relating to a number of other areas: engaging in margin purchases and short sales, purchasing securities of related issuers, pledging of assets, making investments for the purpose of exercising control or management, investing in issuers with short histories, investing in investment companies, writing or investing in options and investing in oil, gas or mineral program interests. The Prime Fund has non-fundamental restrictions relating to pledging of assets, making investments for the purpose of exercising control or management, investing in issuers with short histories, investing in investment companies and writing or investing in options. Under applicable law, these restrictions are not required to be fundamental.

The Prime Fund has a stated non-fundamental investment policy/restriction limiting its investments in illiquid or not readily marketable securities to no more than 10% of its net assets. Pursuant to policies stated elsewhere in its statement of additional information, the Babson Fund has a similar restriction.

All principal investment objectives, policies and restrictions of the Babson Fund, as stated in its prospectus, and certain additional restrictions, as set forth in its statement of additional information, are fundamental. The Prime Fund's policies and restrictions are only fundamental if required by applicable law, which give its Board greater flexibility to respond to changing circumstances. Investment policies/restrictions of a Fund that are fundamental may not be changed without the approval of Fund shareholders, while non-fundamental policies may be changed by the particular Fund's Board without shareholder approval. Investors should refer to the Funds' respective statements of additional information for a fuller description of each Fund's investment policies and restrictions.

PRINCIPAL RISK FACTORS

Because of their similar investment objectives, policies and strategies, the principal risks presented by the Funds are similar. The main risks applicable to each Fund include, among others, management risk (I.E., securities selection by Voyageur, and for the Babson Fund, the sub-advisor), interest rate risk, risk associated with credit quality and risks of investing in government securities. Credit quality risk may be slightly more pronounced for the Babson Fund than for the Prime Fund because the Prime Fund invests only in rated securities in the top credit grade, while the Babson Fund may invest in rated or unrated securities in the top two credit grades. As noted above, both Funds may invest in certain obligations of U.S. government agencies and instrumentalities. There is no guarantee that the U.S. government will provide support to agencies or instrumentalities issuing the securities and such securities may include risk of loss of principal and interest. To the extent that the Prime Fund invests in foreign securities, it may be exposed to additional risks associated with such investments. Foreign investments tend to be more volatile than their U.S. counterparts, for various reasons including political and economic uncertainties and difficulty in obtaining accurate information. Lastly, the Funds are not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Share prices will go up and down, so be aware that you could lose money in either Fund.

For a further discussion of the investment techniques and risk factors applicable to the Funds, see the prospectuses and statements of additional information for the Funds.

INVESTMENT ADVISOR

Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corporation, which maintains its offices at Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. RBC Dain Rauscher Corporation is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"), which maintains its offices at 200 Bay St., Toronto, Ontario, Canada M5J 2J5 A6 00000. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. As of October 31, 2003, RBC employs approximately 60,000 people who serve approximately 12 million personal, business and public sector customers in North America and in some 30 countries around the world.

Voyageur has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Voyageur employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

On [Date], Voyageur replaced its affiliate Jones & Babson, Inc. ("J&B") as investment advisor to the Babson Fund.

Voyageur was formed in 1983 and currently provides investment advisory and administrative services to the Babson Funds, the Acquiring Company, RBC Funds, Inc., a series company that currently consists of six separately managed equity and fixed income portfolios, and J&B Funds, a series company that currently consists of a single equity portfolio. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of wrap programs, insurance company separate accounts, and private account clients, including individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. As of October 31, 2003, Voyageur had approximately $23 billion in assets under management, approximately $1.2 billion of which was represented by the net assets of the Babson Funds, $10.7 billion of which was represented by the net assets of the Acquiring Company, $317 million of which was represented by the net assets of RBC Funds, Inc., and $12 million of which was represented by the net assets of J&B Funds.

EXHIBIT D to this Proxy Statement/Prospectus sets forth information regarding other registered investment companies with investment objectives similar to the Babson Fund for which Voyageur acts as investment advisor, including the rate of Voyageur's compensation.

EXHIBIT E to this Proxy Statement/Prospectus sets forth information regarding the principal executive officer and directors of Voyageur.

EXHIBIT F to this Proxy Statement/Prospectus sets forth the amount of fees paid by the Babson Fund and the Prime Fund to Voyageur under the current investment advisory agreements during the most recently completed fiscal years. The Babson Fund's advisory fee is subject to reduction pursuant to an Expense Limitation Agreement to maintain the Babson Fund's total expenses at those rates that were in effect on May 1, 2003 until May 1, 2005. Voyageur has also contractually agreed to limit expenses for the Prime Fund through November 30, 2004 so that annual fund operating expenses do not exceed 0.71%. Voyageur's obligation to waive fees and/or reimburse expenses pursuant to the expense limitation agreement is limited to 0.25% per annum of the Prime Fund's average daily net assets. If the Reorganization were to be approved, Babson Fund expenses would be limited by the expense limitation agreement currently in place for the Prime Fund until November 30, 2004. As a result, Babson Fund shareholders would gain the benefit of even lower expenses during that time. From November 30, 2004 through May 1, 2005, Voyageur would be obligated, at a minimum, to apply the terms of the current Babson Fund expense limitation agreement. Notwithstanding any contractual expense limitation, Voyageur may, at its option, voluntarily waive the Prime Fund's operating expenses from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

EXHIBIT F also sets forth information concerning the amount and purpose of payments made by each Fund to Voyageur (or its predecessor) or any affiliated person of Voyageur for services provided to the Funds (other than under the current investment advisory agreements or for brokerage commissions) during the most recently completed fiscal years.

As of October 31, 2003, the Prime Fund's assets were $7,989,741,730; and if combined with the Babson Fund, the Prime Fund's assets would have been $8,018,642,831.

INVESTMENT SUB-ADVISOR OF THE BABSON FUND

Voyageur employs at its own expense David L. Babson to serve as investment sub-advisor for the Babson Fund. Founded in 1940, David L. Babson, an SEC registered investment advisor, provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. Its principal locations are One Memorial Drive, Cambridge, Massachusetts 02142, and 1500 Main Street, Springfield, Massachusetts 01115. David L. Babson is a wholly owned subsidiary of DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), which is headquartered in Springfield, Massachusetts. MassMutual is an insurance organization founded in 1851 and is considered to be a controlling person of David L. Babson under the 1940 Act. Following the Reorganization, David L. Babson will not serve as sub-advisor to the Prime Fund.

EXHIBIT E to this Proxy Statement/Prospectus sets forth information regarding the principal executive officer and directors of David L. Babson. EXHIBIT F to this Proxy Statement/Prospectus sets forth the amount of fees paid by Voyageur to David L. Babson under the current sub-advisory agreements during the fiscal year ended June 30, 2003. EXHIBIT F to this Proxy Statement/Prospectus also sets forth information concerning the amount and purpose of payments made by the Babson Fund to David L. Babson or any affiliated person of David L. Babson for services provided to the Babson Fund (other than under the current sub-advisory agreement or for brokerage commissions) during the fiscal year ended June 30, 2003.

DISTRIBUTOR, ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

Voyageur serves as the Babson Fund's administrator. J&B serves as the Babson Fund's distributor. J&B is located at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Voyageur also serves as the Prime Fund's administrator. BISYS Fund Services Limited Partnership ("BISYS LP") serves as the Babson Fund's and the Prime Fund's sub-administrator and fund accounting agent. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo") serves as the Babson Fund's and the Prime Fund's custodian. Boston Financial Data Services ("BFDS") serves as the Babson Fund's transfer agent. RBC Dain Rauscher, Inc. ("DRI") located at 3435 Stelzer Road, Columbus, Ohio 43219 serves as the Prime Fund's distributor. BISYS Fund Services Ohio, Inc. serves as the Prime Fund's transfer agent.

FEES AND EXPENSES

The Babson Fund and the Prime Fund, like all mutual funds, incur certain expenses in their operation and shareholders pay these expenses indirectly. These expenses include advisory fees as well as the costs of maintaining accounts, administration and other activities. The following tables (a) compare the fees and expenses that you may pay for the Babson Fund and the corresponding Investor Class shares of the Prime Fund and (b) show the estimated fees and expenses that you may pay for the Investor Class shares of the Prime Fund on a pro forma basis as of that date after giving effect to the Reorganization.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                         PRIME FUND,         PRO FORMA
                                                                       INVESTOR CLASS   PRIME FUND, INVESTOR
                                                           BABSON FUND    SHARES             CLASS SHARES
                                                           -----------    ------             ------------
Maximum Sales Charge (Load) Imposed on Purchases (as
     a percentage of offering price) ...............          None          None                None
Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends .....................................          None          None                None
Maximum Deferred Sales Charge (Load) ...............          None          None                None
Redemption Fee (as a percentage of amount redeemed,
     if applicable) ................................          None          None                None
Exchange Fee .......................................          None          None                None
Maximum Account Fee ................................          None          None                None


---------------


                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                (% OF NET ASSETS)

                                                                         PRIME FUND,         PRO FORMA
                                                                       INVESTOR CLASS   PRIME FUND, INVESTOR
                                                           BABSON FUND    SHARES             CLASS SHARES
                                                           -----------    ------             ------------
Management Fee .....................................         0.83%         0.43%               0.43%
12b-1 Distributions and/or Service
     Fee ...........................................          None          None                None
Other Expenses .....................................         0.19%         0.50%(1)            0.50%(1)
Total Annual Operating Expenses ....................         1.02%         0.93%               0.93%


                                      -9-

Expense Waivers and/or
     Reimbursements(2)(3) ..........................        (0.09)%       (0.22)%             (0.22)%
Total Net Annual Fund Operating
     Expenses(2)(3) ................................         0.93%         0.71%               0.71%

---------------

(1) "Other expenses" are based on the Prime Fund's most recently completed fiscal year, restated to reflect for the entire year an administrative services fee of 0.25% per annum for administrative services provided by Voyageur to the Prime Fund.

(2) Voyageur has contractually agreed to waive fees and/or to make payments in order to keep total operating expenses of the Babson Fund to the level listed above for Total Net Annual Fund Operating Expenses. This expense limitation agreement is in place until May 1, 2005 and will apply to the Investor Class shares of the Prime Fund.

(3) Voyageur has contractually agreed to limit expenses for the Prime Fund through November 30, 2004 so that annual fund operating expenses do not exceed 0.71%. Pursuant to this arrangement, Voyageur's contractual obligation to waive and/or reimburse expenses is limited to 0.25% per annum of the respective Fund's average daily net assets. Voyageur may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

Voyageur may make inter-company payments out of its own resources, and at no additional cost to the Prime Fund or shareholders, to DRI in recognition of administrative and distribution-related services provided by DRI to shareholders.


EXAMPLE

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses for each period remain the same, except for the expiration of the current expense limitation agreement on May 1, 2005.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                               1 YEAR       3 YEARS      5 YEARS      10 YEARS
                               ------       -------      -------      --------
Prime Fund                        $73          $274         $493        $1,123
Babson Fund                       $93          $314         $553        $1,238
Prime Fund pro forma              $73          $227         $395          $883

PERFORMANCE

The Funds' average annual returns for 1, 5 and 10 years are presented below and are compared with the returns of indexes that measure broad market performance. Index returns do not reflect deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as qualified retirement plans. If a Fund has realized capital losses, the total return after taxes on distributions and sale of Fund shares may be higher than the total return before taxes and the total return after taxes on distributions. The calculation of total return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund shares and that the shareholder may therefore deduct the entire capital loss.

Past performance, both before-tax and after-tax, is no indication of future results.

      Babson Fund
      ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR

                                  [BAR GRAPH]

      2.34%  3.40%  5.20%  4.57%  4.74%  4.72%  4.37%  5.51%  3.26%  0.85%
      -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
      1993   1994   1995   1996   1997   1998   1999   2000   2001   2002

      Year to Date Return (through September 30, 2003) 0.20%
      Best Quarter:  Q4 2000 = 1.45%
      Worst Quarter: Q3 2003 = 0.03%


      Prime Fund
      ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR

                                  [BAR GRAPH]

      2.55%  3.54%  5.22%  4.83%  4.98%  5.00%  4.61%  5.79%  3.59%  1.20%
      -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
      1993   1994   1995   1996   1997   1998   1999   2000   2001   2002

      Year to Date Return (through September 30, 2003) 0.41%
      Best Quarter:  Q4 2000 = 1.52%
      Worst Quarter: Q4 2002 = 0.26%

AVERAGE ANNUAL TOTAL RETURNS FOR THE
   PERIODS ENDED DECEMBER 31, 2002        1 YEARS         5 YEAR       10 YEARS
                                          -------         ------       --------
Prime Fund - Investor Class shares          1.20%          4.04%          4.13%

Babson Fund                                 0.85%          3.75%          3.90%

iMoneyNet First Tier Retail Taxable
   Money Market Fund Average(TM)            1.11%          4.00%          4.16%

91 Day Treasury Bill(1)                     1.78%          4.48%          4.64%
----------------
(1) Reflects no deductions for fees, expenses or taxes.

DISTRIBUTION OF THE FUNDS

J&B serves as the distributor of the Babson Fund. J&B does not receive any fee or other compensation under the distribution agreement which continues in effect from May 1, 2003 for an initial period of two years, and which will continue automatically for successive annual periods thereafter if approved at least annually by the Board, including a majority of the Directors who are not parties to such agreements or interested persons of any such party. There are no sales charges (loads) or Rule 12b-1 distribution fees associated with purchases of shares of the Babson Fund, and there will be no sales charges or Rule 12b-1 distribution fees associated with purchases of Investor Class shares of the Prime Fund. DRI serves as the distributor of the Prime Fund.

PURCHASES, REDEMPTIONS AND EXCHANGES

The procedures for purchases, redemptions and exchanges of shares of the Babson Fund and Investor Class shares of the Prime Fund are substantially similar.

The Prime Fund calculates its share prices at the close of each business day for the New York Stock Exchange (currently 4:00 p.m. New York time). The Prime Fund's share price is its NAV per share, which is the value of the Prime Fund's net assets divided by the number of its outstanding shares. The Prime Fund values assets on the basis of amortized cost. The Prime Fund seeks to maintain a stable NAV of $1.00 per share. A shareholder may purchase shares of the Prime Fund at their next determined NAV. Shares of the Prime Fund are sold without a sales charge. A shareholder may open an account to purchase shares by contacting an authorized financial consultant or by contacting the Prime Fund directly. A shareholder may redeem shares for cash at their next determined NAV by contacting the shareholder's authorized financial consultant or by contacting the Prime Fund directly. If a shareholder purchases shares by check, redemption proceeds will not be sent to the shareholder until the check clears. Redemptions may be suspended or postponed at times when the New York Stock Exchange is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC. Redemptions are treated as sales for federal income tax purposes. Currently, shares of a fund within the Babson Group of Funds may be exchanged for shares of other funds within that group. If the Reorganization is approved, exchanges would be permitted between Investor Class shares of the Prime Fund and the fund's within the

Babson Group of Funds (or their successor portfolios of the Tamarack Funds Trust), and possibly certain other funds.

There are no required minimum initial or additional investments for Investor Class shares of the Prime Fund. For shares of the Babson Fund, there is a $1,000 required minimum initial investment for each regular account. and a $100 minimum additional investment, if the order is placed by telephone, Internet or mail; a $1,000 minimum additional investment, if the order is placed by wire; a $50 minimum additional investment, if the order is placed for Automatic Monthly Investments; and, a $1,000 minimum additional investment, if the order is placed for exchanges from another fund.

Unlike the Prime Fund, the Babson Fund has elected to be governed by rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Babson Fund's NAV during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Babson Fund may redeem the excess in kind. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the securities to cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Prime Fund declares a dividend of substantially all of its net investment income on each business day. These dividends are paid monthly. The Prime Fund will distribute its capital gains (if it has any) once a year, typically in December. The Prime Fund may make additional distributions if necessary for the Prime Fund to avoid paying taxes. The Prime Fund expects distributions to be primarily from income. The Prime Funds normally will not earn or distribute long-term capital gains. Dividends and distributions are reinvested in additional Prime Fund shares at NAV.

Dividends paid out of a Prime Fund's net investment income and net short-term capital gains will be taxable to a shareholder as ordinary income. Distributions of long- term capital gains, if any, earned by the Prime Fund are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held the shares. Because no portion of the Prime Fund's income is expected to consist of dividends, no portion of the Prime Fund's distributions is expected to qualify for the reduced tax rates applicable to "qualified dividend income" for individual shareholders, or for the dividends received deduction for corporate shareholders. Prime Fund distributions are taxable to a shareholder in the same manner whether received in cash or reinvested in additional Prime Fund shares.

A distribution will be treated as paid to a shareholder on December 31 of the current calendar year if it is declared by the Prime Fund in October, November or December with a record date in such a month and paid by the Prime Fund during January of the following calendar year.

Shortly after the beginning of each year, the Prime Fund provides each shareholder with information about the distributions and dividends you received during the previous year.

Upon the sale or other disposition of Prime Fund Investor Class shares, a shareholder generally should not realize a taxable gain or loss if the Prime Fund maintains a stable share price.

The Prime Fund may be required to withhold U.S. federal income tax at the rate of 28% from taxable distributions payable to a shareholder if such shareholder fails to provide the Prime Fund with the correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that such shareholder are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Prime Fund distributions also may be subject to state and local taxes. Under federal law, the income derived from obligations issued by the U.S. Government and certain of its agencies and instrumentalities is exempt from state individual income taxes. Most states permit mutual funds to "pass through" this tax exemption to their shareholders. Because each shareholder's tax situation is different, shareholders should consult with their tax advisor about the tax implications of investment in the Prime Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables for Investor Class shares of Prime Fund are included in the Prime Fund's Investor Class shares prospectus dated December 1, 2003, as supplemented [ ], 2003. This prospectus has been mailed to you with this Proxy Statement/Prospectus. These financial highlights tables are intended to help you understand the Prime Fund's financial performance for the past 5 years. Certain information reflects results for a single Fund share. The total returns in the table represent how much an investment in Investor Class shares of the Prime Fund would have increased (or decreased) during each period assuming reinvestment of all dividends and distributions. The information for the year ended July 31, 2003 has been audited by Deloitte & Touche LLP, whose report, along with the Prime Fund's financial statements, are included in the Prime Fund's annual report, which is available upon request. The information for previous years has been audited by the Prime Fund's former auditors.


                         REASONS FOR THE REORGANIZATION
BOARD CONSIDERATIONS

The Board, including all of the Directors who are not "interested persons" of the Babson Fund, as that term is defined in the 1940 Act (the "Independent Directors") have unanimously determined that the Plan and the Reorganization are advisable and are in the best interests of the shareholders of the Babson Fund and that the interests of the shareholders of the Babson Fund would not be diluted as a result of the Reorganization. At a meeting held on November 24, 2003, Voyageur informed the Board that it proposed the Reorganization as part of its strategy to refine existing product lines while taking steps to ensure that its overall product offering is not diminished from the perspective of investors. Among the reasons for recommending the Reorganization and the Plan, Voyageur has identified the following factors:

o The investment objectives of the Funds are similar and there will be no material changes to existing shareholder services resulting from the Reorganization. Given the similarities in the Funds' investment objectives and services, Voyageur believes that the Reorganization would help to simplify its current line of funds while still offering shareholders attractive and comparable investment choices. There are no service features currently available to Babson Fund shareholders that are not also available to Prime Fund shareholders. As such, the interests of the Babson Fund shareholders in this regard would be unaffected by the Reorganization.

o While any registration fees pursuant to Rule 24f-2 under the 1940 Act and any state filing fees payable on Prime Fund shares issued in connection with the Reorganization would be paid by the Prime Fund, neither the Babson Fund nor the Prime Fund would be expected to bear any ordinary costs in connection with the Reorganization. Voyageur has agreed to bear all ordinary costs and expenses associated with the Reorganization, other than any expenses individually incurred by shareholders (for example, the cost of traveling to the Meeting or seeking the independent advice of tax counsel). Moreover, the Prime Fund has a lower expense ratio than the Babson Fund and the post-Reorganization Prime Fund is expected to be larger than the Babson Fund or the Prime Fund immediately prior to the Reorganization. Accordingly, Voyageur expects the Reorganization to result in immediate expense savings to the Babson Fund and its shareholders.

o The Prime Fund generally has outperformed the Babson Fund. While past performance is not a predictor of future returns, the better track record of the Prime Fund, which would be used in the future for marketing purposes, might be helpful in attracting new assets.

In determining whether to approve the Reorganization and the Plan and to recommend approval of the Plan to shareholders of the Babson Fund, the Directors, including the Independent Directors, considered at the November 24, 2003 meeting the potential impact of the Reorganization on the Babson Fund's shareholders and a variety of related factors, including, among others: (1) changes to the Funds' investment objectives, restrictions or policies resulting from the Reorganization; (2) the performance history of the Babson Fund compared with the Prime Fund; (3) any effect of the Reorganization on either Fund's annual operating expenses and/or its shareholder fees and expenses; (4) any changes in shareholder services resulting from the Reorganization; (5) the terms or conditions of the Plan or expected consequences of the Reorganization transaction that could result in dilution to shareholders of either Fund; (6) any fees and expenses that will be borne directly or indirectly by either Fund in connection with the Reorganization; (7) any direct or indirect federal income tax consequences of the Reorganization to each Fund and its shareholders; (8) the investment manager's marketing approach and its outlook for future asset growth of each Fund; and (9) alternatives to the Reorganization.

The Board, including a majority of the Independent Directors, unanimously concluded that the Reorganization and the Plan are advisable and are in the best interests of the shareholders of the Babson Fund and that the interests of the Babson Fund would not be diluted as a result of the Reorganization. Consequently, the Board approved the Reorganization and the Plan and recommended that shareholders of the Babson Fund vote to approve the Plan.

             ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION

SUMMARY OF TERMS

The following is a summary of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as EXHIBIT A.

As stated above, the Plan provides that all of the assets of the Babson Fund will be transferred to the Prime Fund, which will assume all of the Babson Fund's liabilities. Babson Fund shareholders will receive a number of full and fractional Investor Class shares of the Prime Fund with the same aggregate NAV as the shares of the Babson Fund held at the Valuation Time. Immediately following the Reorganization, shareholders of the Babson Fund will be shareholders of the Prime Fund. The Babson Fund's shareholders will not pay a sales charge, commission or other transaction costs in connection with their receipt of shares of the Prime Fund.

The Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Proxy Statement/Prospectus by the shareholders of the Babson Fund; (2) the receipt of certain legal opinions described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties' performance in all material respects of their agreements and undertakings in the Plan. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan in EXHIBIT A.

If the shareholders approve the Plan and the various other conditions required for the Closing are satisfied, the Closing is expected to occur on or about March 31, 2004, or such other date as is agreed to by the Funds, on the basis of values calculated as of the close of regular trading on the New York Stock Exchange at the Valuation Time.

The Plan may be terminated (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan. The Plan may also be amended by mutual agreement of the parties in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Prime Fund to be issued to the Babson Fund under the Plan to the detriment of the Babson Fund's shareholders without their approval.

TAX CONSIDERATIONS

The Plan provides that the Babson Fund will declare a dividend and/or capital gain distribution prior to the Reorganization which, together with all previous distributions, will have the effect of distributing to the shareholders of the Babson Fund all of their investment company taxable income and net capital gain, if any, realized by the Babson Fund up to and including the Closing of the Reorganization. Dividends and capital gain distributions generally will be taxable to shareholders who are subject to federal income taxation.

It is anticipated that each Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. With respect to the Reorganization, the Prime Fund and the Babson Fund will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes: (1) the Reorganization will constitute a "reorganization" within the meaning of Code
Section 368(a); (2) the shareholders will recognize no gain or loss on their receipt of voting shares of the Prime Fund in exchange for their voting shares of the Babson Fund pursuant to the Reorganization; (3) the Babson Fund will not recognize gain or loss on the transfer of all of its assets to Prime Fund solely in exchange for voting shares of Prime Fund and the assumption by the Prime Fund of the Babson Fund's liabilities pursuant to the Reorganization; (4) the Babson Fund will not recognize gain or loss on its distribution of voting shares of the Prime Fund to its shareholders pursuant to the liquidation of the Babson Fund;
(5) Prime Fund will not recognize gain or loss on its acquisition of all of the assets of the Babson Fund solely in exchange for voting shares of Prime Fund and the assumption by Prime Fund of the Babson Fund's liabilities; (6) the tax basis of the voting shares of Prime Fund received by each of the Babson Fund's shareholders pursuant to the Reorganization will equal the tax basis of the voting shares of the Babson Fund surrendered in exchange therefor; (7) the holding period of the voting shares of Prime Fund received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Babson Fund exchanged therefor, provided that the shareholder held such shares as capital assets on the date of the Reorganization; (8) Prime Fund's basis in the assets of the Babson Fund received pursuant to the Reorganization will equal the Babson Fund's basis in the assets immediately before the Reorganization; and (9) Prime Fund's holding period in the Babson Fund's assets received pursuant to the Reorganization will include the period during which the Babson Fund held the assets.

No opinion will be expressed by Dechert LLP, however, as to whether (1) any accrued market discount will be required to be recognized as ordinary income or
(2) any gain or loss will be recognized (a) by the Babson Fund in connection with the transfer from the Babson Fund to Prime Fund of any Section 1256 contracts (as defined in Section 1256 of the Code) or (b) by the Babson Fund or Prime Fund in connection with any disposition of assets by the Babson Fund or Prime Fund prior to or following the Reorganization.

Shareholders of the Babson Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

DESCRIPTION OF THE SHARES OF PRIME FUND

The Acquiring Company is authorized to issue shares representing interests in separate series. Currently, the Acquiring Company offers its shares in five separate series. One hundred billion shares have been designated for each of the Prime Fund and the other retail series. Ten billion shares have been designated for each of the two institutional series. Effective October 31, 2003, the Investor Class is the sole class of shares of the Prime Fund. Shares of the remaining series of the Acquiring Company are issued in only one share class (although no separate class reference is given to shares of two such series in the current prospectus for the Acquiring Company).

When issued, shares are fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable. In the event of a dissolution or liquidation, the holders of the shares of any series are entitled to receive, as a class, the underlying assets of such series available for distribution to shareholders.

CAPITALIZATION

The following tables set forth, as of November 30, 2003, the capitalization of the Prime Fund, the Babson Fund and the pro forma capitalization of the Prime Fund as adjusted to give effect to the Reorganization. The capitalization of the Prime Fund is likely to be different when the Reorganization is consummated.

                              PRIME FUND PRO FORMA

                                                                                                               PRO FORMA
                                PRIME FUND,                             PRO FORMA          PRO FORMA          PRIME FUND,
                              INVESTOR CLASS                           PRIME FUND         BABSON FUND        INVESTOR CLASS
                                  SHARES           BABSON FUND         ADJUSTMENT          ADJUSTMENT            SHARES
                             ------------------ ------------------- ------------------ ------------------- -------------------
Net asset value per share..             $ 1.00               $1.00                  -                   -               $1.00
Net assets.................     $8,038,453,613         $28,363,490         28,363,490        (28,363,490)       8,066,817,103
Shares outstanding ($.01
     par value)............      8,038,453,613          28,363,490         28,363,490        (28,363,490)       8,066,817,103


SHAREHOLDER APPROVAL: Approval of Proposal 1 by the Babson Fund's shareholders will require the affirmative vote of a majority of the outstanding shares.

    THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
              RECOMMENDS THAT YOU VOTE FOR APPROVAL OF PROPOSAL 1.


                PROPOSAL 2: TO ELECT DIRECTORS OF THE BABSON FUND

The purpose of this proposal is to elect a Board of Directors for the Babson Fund in case the Plan, as described in Proposal 1, is not approved by shareholders of the Babson Fund. It is intended that the enclosed proxy will be voted for the election as directors of the Babson Fund of the nine nominees listed below ("Nominees"). Four of the Nominees named below are currently directors of the Babson Fund and each has served in that capacity since originally elected or appointed.

In order to create uniform Boards of Directors/Trustees for all of the mutual funds advised by Voyageur, the same Nominees are also being proposed for election to the boards of directors/trustees of the other mutual funds involved in the proposed change of form and domicile transactions described above in Proposal 1 (the "Redomestication"). If the Redomestication takes place, the Nominees will be nominated to serve as the Trustees of the Tamarack Funds Trust. The Report of the Advisory Group on Best Practices for Fund Directors issued by the Investment Company Institute in 1999 recommends that mutual fund boards of directors generally be organized either as a unitary board for all the funds in a complex or as cluster boards for groups of funds within a complex, rather than as separate boards for each individual fund.

THE NOMINEES TO THE BOARD

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Babson Fund, as that term is defined in Section 2(a)(19) of the 1940 Act. For purposes of this Proxy Statement/Prospectus, "Fund Complex" means: the Babson Fund; the series of RBC Funds, Inc.; the series of Great Hall Investment Funds, Inc.; the series of J&B Funds; the series of Investors Mark Series Fund, Inc.; Babson Enterprise Fund, Inc.; Babson Enterprise Fund II, Inc.; Babson-Stewart Ivory International Fund, Inc.; Babson Value Fund, Inc.; the series of D.L. Babson Bond Trust; David L. Babson Growth Fund, Inc.; D.L. Babson Tax-Free Income Fund, Inc. and Shadow Stock Fund, Inc.

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)                            PRINCIPAL OCCUPATION(S)     COMPLEX(2)
                             WITH THE       TERM OF OFFICE AND              DURING            OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE    BABSON FUND    LENGTH OF TIME SERVED         PAST 5 YEARS           NOMINEE       HELD BY NOMINEE
===============================================================================================================================
INDEPENDENT NOMINEES
T. Geron Bell                  Director         Indefinite(3);        President of Twins           25(9)            None
34 Kirby Puckett Place                          since May 1,          Sports, Inc. (the
Minneapolis, Minnesota                          2003                  parent company of
55415                                                                 Minnesota Twins and
Age: 62                                                               Victory Sports) since
                                                                      November, 2002; prior
                                                                      thereto President
                                                                      of the Minnesota
                                                                      Twins Baseball Club
                                                                      Incorporated since
                                                                      1987.

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)                            PRINCIPAL OCCUPATION(S)     COMPLEX(2)
                             WITH THE       TERM OF OFFICE AND              DURING            OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE    BABSON FUND    LENGTH OF TIME SERVED         PAST 5 YEARS           NOMINEE       HELD BY NOMINEE
===============================================================================================================================
Ronald James                   Director         Indefinite(3);        President and Chief          25(9)            None
Age: 52                                         since May 1,          Executive Officer,
                                                2003                  Center for Ethical
                                                                      Business Cultures since
                                                                      2000; President
                                                                      and Chief Executive
                                                                      Officer of the Human
                                                                      Resources Group, a
                                                                      division of Ceridian
                                                                      Corporation, from
                                                                      1996-1998. Ceridian
                                                                      Corporation is an
                                                                      information services
                                                                      company specializing
                                                                      in human resources
                                                                      outsourcing solutions.


H. David Rybolt                Director         Indefinite(3);        Consultant, HDR             18(4)             None
6501 W. 66th Street                             twelve years of       Associates,
Overland Park, Kansas                           service as a          (management
66202                                           Director              consulting).
Age: 61

Jay H. Wein                    Director         Indefinite(3);        Independent investor         25(9)            None
5305 Elmridge Circle                            since May 1,          and business
Excelsior, Minnesota                            2003                  consultant since 1989.
55331
Age: 71

Lucy Hancock Bode              Nominee          Indefinite(3)         Lobbyist                    6(5)              None
2518 White Oak Road
Raleigh, North Carolina
27609
Age: 51

Leslie H. Garner, Jr.          Nominee          Indefinite(3)         President, Cornell          6(5)              None
600 First Street                                                      College.
West Mount Vernon, Iowa
52314-1098
Age: 53

John A. MacDonald              Nominee          Indefinite(3)         CIO, Hall Family            1(6)              None
P.O. Box 419580                                                       Foundation.
Mail Drop 323
Kansas City, Missouri
64141
Age: 54


                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)                            PRINCIPAL OCCUPATION(S)     COMPLEX(2)
                             WITH THE       TERM OF OFFICE AND              DURING            OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE    BABSON FUND    LENGTH OF TIME SERVED         PAST 5 YEARS           NOMINEE       HELD BY NOMINEE
===============================================================================================================================
James R Seward                 Nominee          Indefinite(3)         Private Investor/          10(7)      Director,
Age: 51                                                               Consultant, 2000 -                    Syntroleum Corp.,
                                                                      Present; Financial                    Lab One, Inc., and
                                                                      Consultant, Seward &                  Concorde Career
                                                                      Company, LLC 1998-                    Colleges.
                                                                      2000.

INTERESTED NOMINEE
Michael T. Lee(8)             Nominee           Indefinite(3)         Chief Operating Officer    None       Director, Royal
Age: 40                                                               and Senior Vice President,            Bank of Canada.
                                                                      Voyageur, 2003 to present;
                                                                      Senior Portfolio Manager,
                                                                      Voyageur, 2000 to present;
                                                                      Vice President, Senior
                                                                      Research Analyst and Equity
                                                                      Portfolio Manager, Voyageur,
                                                                      1999 to 2003.


----------
(1) Unless otherwise specified, the address of each Director/Nominee is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

(2) The Tamarack Funds Trust consists of 17 "shell" series as of the date of this Proxy Statement/Prospectus. The Tamarack Funds Trust was formed solely for the purposes of completing the Redomestication. Accordingly, the series of the Tamarack Funds Trust have not been included in the totals in this column.

(3) The Director may serve until his or her resignation, removal, or death, or until his or her successor is duly elected and qualified.

(4) Director/Trustee of each of the Babson Funds except Babson-Stewart Ivory International Fund, Inc. Director of Investors Mark Series Fund, Inc., which consists of nine series.

(5)  Director of RBC Funds, Inc., which consists of six series.

(6) Trustee of J&B Funds, which consists of a single series, J&B Small Cap International Fund.

(7) Trustee of J&B Funds, which consists of a single series, J&B Small Cap International Fund; also, Director, Investors Mark Series Fund, Inc., which consists of nine series.

(8) Mr. Lee is an "interested person" of the Babson Fund as defined in the 1940 Act. He is an officer of Voyageur, the Babson Fund's investment adviser.

(9) Director/Trustee of each of the Babson Funds. Director of Great Hall Investment Funds, Inc., which consists of five series. Director of Investors Mark Series Fund, Inc., which consists of nine series. Trustee of J&B Funds, which consists of a single series, J&B Small Cap International Fund.

EXECUTIVE OFFICERS

Officers of the Babson Fund are elected by the Board of Directors to oversee the day-to-day activities of the Babson Fund. Information about the executive officers of the Babson Fund, including their principal occupations during the past five years, are set forth in EXHIBIT C. All of the principal executive officers are also officers and/or employees of Voyageur.

SHARE OWNERSHIP

As of [Date], the Nominees, Directors and officers of the Babson Fund beneficially owned as a group less than 1% of the outstanding shares of the Babson Fund, except as follows:

                    NAME                              AMOUNT AND NATURE OF
          OF BENEFICIAL OWNER/FUND               RECORD OR BENEFICIAL OWNERSHIP            PERCENT OF SERIES/CLASS

      ================================== ================================================ ==========================
         [Insert executive officer,
       directors, nominees as needed]




The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Babson Fund and of all funds in the Fund Complex as of December 31, 2003. The information as to beneficial ownership is based on statements furnished by each Nominee.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED INVESTMENT
                                               DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN OR TO BE OVERSEEN BY
                                              SECURITIES IN THE BABSON    DIRECTOR/NOMINEE IN FAMILY OF INVESTMENT
                                                        FUND                              COMPANIES
      ====================================== ============================ ==========================================
      INDEPENDENT NOMINEES
      T. Geron Bell                                      [ ]                                 [ ]

      Lucy Hancock Bode                                  [ ]                                 [ ]

      Leslie H. Garner, Jr.                              [ ]                                 [ ]

      Ronald James                                       [ ]                                 [ ]

      John A. MacDonald                                  [ ]                                 [ ]

      H. David Rybolt                                    [ ]                                 [ ]

      James R. Seward                                    [ ]                                 [ ]

      Jay H. Wein                                        [ ]                                 [ ]


      INTERESTED NOMINEE
      Michael T. Lee                                     [ ]                                 [ ]


All of the current Directors of the Babson Fund are Independent Directors. During the fiscal year ended June 30, 2003, the Board met four times. It is expected that the Board will meet at least quarterly at regularly scheduled meetings.

COMPENSATION

Independent Directors are paid a $4,000 annual retainer by Voyageur if they serve as a Director on one to four funds in the Babson Group of Funds or a $7,000 annual retainer by Voyageur if they serve on five or more funds in the Babson Group of Funds. The Independent Directors also receive from Voyageur out of its management fees a fee of $125 for each Board meeting of each fund in the Babson Group of Funds attended. The Independent Directors' fees, including travel and other expenses related to the Board meetings for the Babson Fund, are paid for by the Babson Fund. Directors who are directors, officers or employees of Voyageur do not receive compensation from the funds. Currently, there are no Directors who are directors, officers or employees of Voyageur.

The following table summarizes the compensation paid to the Directors of the Babson Fund, including committee fees, for the twelve-month period ended June 30, 2003.

                                         PENSION OR
                                         RETIREMENT
                         AGGREGATE        BENEFITS                               TOTAL
                        COMPENSATION     ACCRUED AS     ESTIMATED ANNUAL    COMPENSATION FOR
                          FOR THE      PART OF BABSON     BENEFITS UPON    FUND COMPLEX PAID
NAME OF DIRECTOR        BABSON FUND     FUND EXPENSES      RETIREMENT         TO DIRECTOR
====================== =============== ================ ================== ===================
T. Geron Bell               $[ ]            None              None               $1,250
Sandra J. Hale              $[ ]            None              None               $1,250
Ronald James                $[ ]            None              None               $1,250
William H. Russell          $[ ]            None              None              $13,875
H. David Rybolt             $[ ]            None              None              $13,875
Jay H. Wein                 $[ ]            None              None               $1,250


To facilitate the creation of a unitary board of directors/trustees as part of the integration initiative discussed above, certain Independent Directors agreed not to stand for re-election. Independent Directors are not entitled to benefits under any pension or retirement plan. However, the Board determined that, particularly given the benefits that would accrue to the Babson Fund from the creation of unitary boards of directors/trustees, it was appropriate to provide the two Independent Directors who are not standing for re-election a one-time benefit. Given that Voyageur will also benefit from the administrative efficiencies of unitary boards of directors/trustees, Voyageur has agreed to bear the costs of the one-time benefit.

The amount of the benefit being paid to Ms. Hale is $13,250 in the aggregate for all of the Babson Funds, the J&B Funds, and the Great Hall Funds for which she serves as an Independent Director. The amount of the benefit being paid to Mr. Russell $4,250 in the aggregate for all of the Babson Funds for which he serves as an Independent Director.

STANDING COMMITTEES

The Babson Fund has a standing Audit Committee presently consisting of the Babson Fund's Independent Directors. As set forth in its charter, the primary duties of the Babson Fund's Audit Committee are:

     (1) in its capacity as a committee of the Board, to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor (including resolution of disagreements between the auditor and Voyageur and/or the Babson Fund's administrator regarding financial reporting);

     (2) to review information concerning the independence of the auditors, including (i) whether the auditors provide any consulting services to RBC affiliates, and (ii) all non-audit services provided by the auditor to the "investment company complex" (as defined in

          Rule 2-01(f)(14) of Regulation S-X) that were not pre-approved by the Audit Committee or its delegate(s), and to receive the auditors' specific representations as to their independence;

     (3) to meet with the Babson Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits, including all critical accounting policies and practices to be used;
          (ii) to review in advance the staffing of the annual independent audit with the auditor and obtain a satisfactory representation from the auditor that such staffing complies with all applicable laws, regulations and rules regarding the rotation of audit partners; (iii) to discuss any matters of concern relating to the Babson Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of audit(s); (iv) to discuss all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with Voyageur and/or the Babson Fund's administrator, including: (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the auditor; (v) to discuss other material written communications between the outside auditor and Voyageur and/or the Babson Fund's administrator, such as any management letter or schedule of unadjusted differences; (vi) to discuss the annual financial statements of the Babson Fund and the auditors' views regarding significant accounting policies underlying the statements and their presentation to the public in the Annual Report and Form N-SAR; (vii) to consider the auditors' comments with respect to the Babson Fund's financial policies, procedures and internal accounting controls and Voyageur and/or the Babson Fund's administrators responses thereto; and (viii) to review with the auditors the form of opinion the auditors propose to render to the Board and shareholders;

     (4) to investigate any reports from Babson Fund officers regarding (i) significant deficiencies in the internal controls that could adversely affect the Babson Fund's ability to record, process, summarize, and report financial data and any material weaknesses in the Babson Fund's internal controls; and (ii) any fraud, whether or not material, that involves with Voyageur and/or the Babson Fund's administrator or other employees who play a significant role in the Babson Fund's internal controls;

     (5) to consider the effect upon the Babson Fund of any changes in accounting principles or practices proposed by Voyageur and/or the Babson Fund's administrator or the auditors;

     (6) to review the fees charged by the independent auditors for audit and non-audit services;

     (7) to investigate improprieties or suspected improprieties in Babson Fund financial and accounting operations that are called to their attention;

     (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (9) to pre-approve, and/or delegate the authority to pre-approve, audit and permissible non-audit services.

The Audit Committee met three times during the fiscal year ended June 30, 2003. No Director attended less than 75% of the Board meetings, including committee meetings.

As described above, the integration initiative includes proposals to create a single board of directors/trustees for the funds. As part of this initiative, the Board has nominated nine individuals to serve on the board of directors/trustees of the Babson Fund. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds.

The eight independent directors/trustees nominated to serve on the single, unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In this connection, the independent directors/trustees of the existing boards of the funds determined to create an ad hoc board consolidation committee of four independent directors/trustees. An independent board member from each of the four fund families was selected to serve on the ad hoc board consolidation committee. The ad hoc board consolidation committee was assigned the responsibility of evaluating each existing board member's professional background and work experience, professional competencies, time availability and commitment, and overall past contribution to the board of an existing fund within the fund complex. The ad hoc fund consolidation committee was also responsible for developing recommendations for the size and actual membership of the new board. Among the core professional competencies and abilities that the ad hoc board consolidation committee considered relevant in making its recommendations on board membership were a person's investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen and entrepreneurial talent. In addition, the ad hoc board consolidation committee took into account the age distribution, diversity and impact of regulatory requirements in its recommendations on the composition of the new board.

Based on the recommendations of the ad hoc fund board consolidation committee, the independent directors/trustees of each of the funds' boards determined to fix the number of board members at nine, eight of whom would be independent board members and one of whom would be an inside board member. Each of the boards also approved the committee's recommendations on the eight independent board member nominees and management's recommendation on the inside board member nominee.

The ad hoc board consolidation committee does not have a charter. The Babson Fund does not have a stated policy with regard to the consideration of board candidates nominated by its shareholders. As part of the creation of the new Tamarack Funds Trust, which is being proposed as part of the integration initiative described above, it is expected that the Trust's board of trustees will establish various committees as part of the organization process for the Trust. As part of that process, the board of trustees will determine whether to establish a formal nominating committee, prepare a written charter for the committee, include a formal policy on consideration of shareholder nominations to serve on the board of trustees, define the material elements that would be included in any such policy, identify the process to be followed by such committee in identifying and evaluating nominees (including those recommended by shareholders), specify minimum qualifications for any committee-recommended nominees, including any specific qualities or skills, and establish a process for shareholders to send communications to the board of trustees.

SHAREHOLDER APPROVAL: Election of the Nominees for Directors must be approved by a plurality of the votes cast in person or by proxy at the Meeting.

          THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF
                 EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.


           PROPOSAL 3: TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors, including all of the Independent Directors, has selected Deloitte & Touche LLP ("Deloitte") to serve as independent auditors of the Babson Fund with respect to its financial statements for its current fiscal year and recommends that shareholders ratify such selection. Deloitte has confirmed to the Audit Committee that they are independent auditors with respect to the Babson Fund. Representatives of Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Audit Committee is required to pre-approve all audit services and non-audit services that an independent auditor provides to the Babson Fund. Furthermore, the Audit Committee is required to pre-approve any engagement of the Babson Fund's independent auditor to provide non-audit services to Voyageur or any affiliate of Voyageur that provides ongoing services to the Babson Fund, if such engagement would relate directly to the Babson Fund's operations and financial reporting. The Audit

Committee may delegate to one or more of its members authority to pre-approve the auditor's provision of audit and/or non-audit services to the Funds, or the provision of non-audit services to Voyageur or any service provider affiliated with Voyageur. The Audit Committee will also review at least annually whether any receipt of non-audit fees by the Babson Fund's independent auditor from (i) the Babson Fund, (ii) other funds advised by Voyageur or its affiliates, (iii) Voyageur or any entity controlling or controlled by Voyageur, and (iv) any investment advisor or investment company service provider under common control with Voyageur is compatible with maintaining the independence of the independent auditor.

PricewaterhouseCoopers LLP ("PwC") served as independent auditors of the Babson Fund for the fiscal year ended June 30, 2003. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. For further information about the independent auditors of the Babson Fund, please refer to the "INDEPENDENT AUDITORS" section below.

SHAREHOLDER APPROVAL: Approval of Proposal 3 by the Babson Fund's shareholders will require the vote of the holders of a majority of the shares of the Babson Fund present in person or by proxy at the Meeting.


          THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
                 UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF
                       THE BABSON FUND APPROVE PROPOSAL 3.

                                 OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

The Babson Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Babson Fund's offices, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, so they are received within a reasonable time before any such meeting. An opportunity will be provided at the Meeting for shareholders present in person to present a motion to the Meeting. Should any properly presented motion or any other matter requiring a vote of the shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Babson Fund.

                               VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and proxy card, is first being mailed to shareholders of the Funds on or about January 22, 2004. Only shareholders of record as of the close of business on January 15, 2004 ("Record Date"), will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the

Babson Fund at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby. Each share of record on the Record Date is entitled to one vote on each matter presented at the Meeting, with proportionate votes for fractional shares.

The Babson Fund requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. Voyageur may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by Voyageur. Voyageur has engaged [SOLICITOR NAME] to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, of up to $[ ].

As of the Record Date, there were [NUMBER] shares outstanding of the Babson
Fund.

QUORUM

The Amended and Restated Bylaws of the Babson Fund provide that a quorum shall be present at a meeting, in person or by proxy, when a majority of the aggregate shares at the time outstanding are present.

VOTING REQUIREMENT

Proposal 1 requires the affirmative vote of a majority of the Babson Fund's outstanding shares. For Proposal 2, Nominees for Director receiving a plurality of the votes cast in person or by proxy at the Meeting will be elected to the Board of the Babson Fund. Proposal 3 requires the vote of the holders of a majority of the shares of the Babson Fund present in person or by proxy at the Meeting.

ADJOURNMENTS

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Babson Fund's shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes, but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against Proposals 1 and 3 and will have no effect on Proposal 2. Moreover, abstentions and broker non-votes will effectively be a vote against adjournment.

                               PROXY SOLICITATION

[Proxies are being solicited by mail. This Proxy Statement/Prospectus is first being mailed on or about January 22, 2004 to shareholders of record as of January 15, 2004. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of Voyageur and its affiliates or by proxy soliciting firms retained by Voyageur. Voyageur has retained [SOLICITOR NAME] to provide proxy solicitation services in connection with the Meeting at an estimated cost of $[ ]. In addition, Voyageur may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to beneficial owners of Babson Fund shares. The cost of the solicitation will be borne by Voyageur. In addition to returning a written proxy card, Babson Fund shareholders may authorize Voyageur or [SOLICITOR NAME] by telephone to execute proxies on their behalf. As the meeting date approaches, shareholders of the Babson Fund may receive a call from a representative of Voyageur or [SOLICITOR NAME] if the Babson Fund has not yet received their votes.

Proxies that are obtained will be recorded in accordance with the following procedures. In all cases where a telephonic proxy is solicited, a Voyageur or [SOLICITOR NAME] representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement/Prospectus in the mail. A Voyageur or [SOLICITOR NAME] representative is required to verify the identification information provided on the call against shareholder information provided by the Babson Fund. If the information solicited is successfully verified, the Voyageur or [SOLICITOR NAME] representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder's instructions on each Proposal. The Voyageur or [SOLICITOR NAME] representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Voyageur or [SOLICITOR NAME] will record the shareholder's instructions on the card. Within 72 hours, Voyageur or [SOLICITOR NAME] will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call Voyageur or [SOLICITOR NAME] immediately if the shareholder's instructions are not correctly reflected in the confirmation. Voyageur believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.]

                                BENEFICIAL OWNERS

As of [date], the officers and Directors, including the nominees, of the Acquiring Company as a group beneficially owned [AMOUNT/less than 1%] of the shares of the Prime Fund outstanding on such date. As of [date], to the best of the Babson Fund's and the Prime Fund's knowledge, no person owned beneficially more than 5% of any class of either the Babson Fund's or the Prime Fund's outstanding shares.

                         ANNUAL AND SEMI-ANNUAL REPORTS

The Babson Fund's most recent audited financial statement and Annual Report for the fiscal year ended June 30, 2003 have been previously mailed to Babson Fund shareholders, and are available free of charge. The Prime Fund's most recent audited financial statement and Annual Report for the fiscal year ended July 31, 2003 have been previously mailed to Prime Fund shareholders, and are available free of charge. If you have not received an Annual Report for the Babson Fund or the Prime Fund, or would like to receive additional copies free of charge, please contact the Babson Fund or the Prime Fund by writing or calling the applicable Fund at the address and telephone number shown on the cover page of this Proxy Statement/Prospectus.

                           INFORMATION ABOUT THE FUNDS

Information about the Babson Fund is incorporated into this Proxy Statement/Prospectus by reference from the current Prospectus dated November 7, 2003, as supplemented from time to time, and Annual Report dated June 30, 2003, which have previously been mailed to shareholders. Copies of the current Prospectus may be obtained without charge by writing or calling the Babson Fund at the address and telephone number shown on the cover page of this Proxy Statement/Prospectus. Additional information about the Babson Fund is included in the Babson Fund's statement of additional information, dated November 7, 2003 as supplemented from time to time, and the Statement of Additional Information relating to this Proxy Statement/Prospectus, dated [DATE], 200[3], copies of which may be obtained without charge by writing or calling the Babson Fund at the address and telephone number shown on the cover page of this Proxy Statement/Prospectus.

Information about the Prime Fund is incorporated into this Proxy Statement/Prospectus by reference from the Prime Fund's prospectus dated December 1, 2003, as supplemented [date], 200[4], which has been mailed with this Proxy Statement/Prospectus and Annual Report relating to Investor Class shares dated July 31, 2003, which has previously been mailed to Prime Fund shareholders. Additional copies of the Prime Fund's current prospectus may be obtained without charge by writing or calling the Prime Fund at the address and telephone number shown on the cover page of this Proxy Statement/Prospectus. Additional information about the Prime Fund is included in the Prime Fund's statement of additional information dated December 1, 2003, as supplemented [DATE], 200[4], and the Statement of Additional Information relating to this Proxy Statement/Prospectus, dated [DATE], 200[4], copies of which may be obtained without charge by writing or calling the Prime Fund at the address and telephone number shown on the cover page of this Proxy Statement/Prospectus.

The Babson Fund and the Prime Equity Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, file proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549. Copies of such material can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street NW, Washington, DC 20549. Information about the Babson Fund and the Prime Fund may also be obtained from the Internet website maintained by the SEC at http://www.sec.gov, or by calling [SOLICITOR NAME] at [TELEPHONE NUMBER].

                             SHAREHOLDER INFORMATION

To help lower the impact of operating costs, the Babson Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Babson Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Babson Fund at (800) 422-2766 or writing to the Fund at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

                                  LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Prime Fund will be passed upon by Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, MA 02116.

                              INDEPENDENT AUDITORS

On November 24, 2003, the Board of Directors selected Deloitte as independent auditors of the Babson Fund for the fiscal year ending June 30, 2004. Deloitte has confirmed to the Audit Committee of the Board of Directors ("Audit Committee") that they are independent auditors with respect to the Babson Fund.

For the fiscal year ended June 30, 2003, PwC served as the Babson Fund's independent auditor. In July and August 2003, a PwC affiliate in Canada provided certain prohibited non-audit services for the benefit of a Canadian subsidiary of Royal Bank of Canada, the indirect parent company of J&B, the Babson Fund's investment advisor at that time. PwC represented to the Babson Fund that although the provision of these services may have impaired their independence under SEC rules, PwC personnel working on the audit of the Babson Fund for the fiscal years ended June 30, 2003 had no knowledge of the situation in Canada until after the audit of the Babson Fund had been completed and the audited financial statements had been sent to Babson Fund shareholders. As a result of the PwC affiliate in Canada's provision of these services, PwC declined to seek appointment as independent auditors for the Babson Fund for the fiscal year ending June 30, 2004. During the Babson Fund's fiscal year ended June 30, 2003, PwC's audit report concerning the Babson Fund contained no adverse opinion or disclaimer of opinion; nor was its report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audit for the fiscal year ended June 30, 2003, and through October 9, 2003, there were no disagreements between the Babson Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Ernst & Young, LLP ("E&Y") served as independent auditors of the Babson Fund for the fiscal year ended June 30, 2002. Due to the acquisition of J&B, the Babson Fund's investment advisor at the time, by RBC Dain Rauscher Corporation, a subsidiary of Royal Bank of Canada, E&Y determined that it was no longer independent of the Babson Fund, and thus resigned as the Babson Fund's independent auditors as of May 1, 2003. During the Babson Fund's fiscal year ended June 30, 2002, E&Y's audit reports concerning the Babson Fund contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended June 30, 2002, and through May 1, 2003, there were no disagreements between the Babson Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Certain information concerning the fees and services provided by E&Y and PwC to the Babson Fund and to Voyageur and its affiliates for each entity's two most recent fiscal years is provided below.

2003 AUDIT FEES. The aggregate fees billed by PwC for professional services rendered for the audit of the Babson Funds' annual financial statements for the fiscal year ended June 30, 2003 were $125,000.

2003 TAX FEES. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2003 were $47,500.

2002 AUDIT FEES. The aggregate fees billed by E&Y for professional services rendered for the audit of the Babson Funds' annual financial statements for the fiscal year ended June 30, 2002 were $106,400.

2002 TAX FEES. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2002 were $11,700.

The Audit Committee considered whether the services described above were compatible with PwC's and E&Y's independence. The Audit Committee also considered whether the provision of all other non-audit services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the Babson Fund, was compatible with maintaining the independence of PwC and E&Y, respectively. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any independent auditor is approved. Such procedures provide that: (1) before an auditor is engaged by the Babson Fund to render audit services, the Audit Committee shall review and approve the engagement; (2) the Audit Committee shall review and approve in advance any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that the Babson Fund employs its auditor to render "permissible non-audit services" to the Babson Fund, or any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that Voyageur, and any entity controlling, controlled by, or under common control with Voyageur that provides ongoing services to the Babson Fund, employ the Babson Fund's auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Babson Fund; (3) as a part of any such review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence; and (4) the Audit Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Babson Fund, or the provision of non-audit services to Voyageur or any Voyageur-affiliated service provider, provided that any pre-approval determination made by a Delegate is presented to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management.

Pre-approval has not been waived with respect to services described above under "Tax Fees" since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

                        INDEX OF EXHIBITS AND APPENDICES

                                [TO BE COMPLETED]

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                  --------------------------------------------

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____, 200_, by Great Hall Investment Funds, Inc. ("Acquiring Company"), a Minnesota corporation, with its principal place of business at _____, on behalf of Great Hall Prime Money Market Fund ("Acquiring Fund"), a separate series of Acquiring Company which is represented by Acquiring Company's Series A Common Shares, and D.L. Babson Money Market Fund, Inc. ("Target Fund" and together with Acquiring Fund, each a "Fund" and collectively the "Funds"), a Maryland corporation, with its principal place of business at _____.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of all of the assets of Target Fund to Acquiring Fund in exchange solely for Investor Class shares of capital stock ($0.01 par value per share) of Acquiring Fund, which are identified in Acquiring Company's Articles of Incorporation as Acquiring Company's Series A Common Shares, without designation as to class (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all of the liabilities of Target Fund and the distribution of Acquiring Fund Shares to the shareholders of Target Fund in complete liquidation of Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. All references in this Agreement to action taken by Acquiring Fund shall be deemed to refer to action taken by Acquiring Company on behalf of Acquiring Fund.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF TARGET FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE LIQUIDATION OF TARGET FUND

     1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, Target Fund agrees to transfer to Acquiring Fund all of Target Fund's assets as set forth in section 1.2, and Acquiring Fund agrees in exchange therefor (i) to deliver to Target Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of Target Fund's assets net of any liabilities of Target Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of Target Fund. All Acquiring Fund Shares delivered to Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of Target Fund to be acquired by Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of such Target Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of Target Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

     1.3. Target Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date (as defined in section 3.6).

     1.4. On or as soon as practicable prior to the Closing Date (as defined in section 3.6), Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of Assets provided for in section 1.1, Target Fund will distribute to Target Fund's shareholders of record (the "Target Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, Acquiring Fund Shares received by Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to Target Fund by the transfer of Acquiring Fund Shares then credited to the account of Target Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Target Fund Shareholders. Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of Target Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of Target Fund will simultaneously be cancelled on the books of Target Fund, although share certificates representing interests in shares of Target Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Target Fund.

     1.8. All books and records of Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to Acquiring Fund from and after the Closing Date and shall be turned over to Acquiring Fund as soon as practicable following the Closing Date.

2.      VALUATION

     2.1. The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using such valuation procedures as are disclosed in the then-current prospectus and/or statement of additional information for Acquiring Fund and as have been approved by its Board of Directors, copies of which have been delivered to Target Fund.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

     2.3. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets of Target Fund determined in accordance with section 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.      CLOSING AND CLOSING DATE

     3.1. The Closing of the transactions contemplated by this Agreement shall be March 31, 2004, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Acquiring Company, _____, or at such other place and time as the parties may agree.

     3.2. Target Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

     3.3. Target Fund shall direct Wells Fargo Bank Minnesota, N.A., as custodian for Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Wells Fargo Bank Minnesota, N.A., custodian for Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Target Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for Target Fund to the custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by Target Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Target Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. Target Fund shall direct Boston Financial Data Services ("Transfer Agent"), as transfer agent for Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund shares, as applicable, owned by each such shareholder immediately prior to the Closing. Acquiring Fund shall issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to Target Fund or provide evidence satisfactory to Target Fund that such Acquiring Fund Shares have been credited to that Target Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) a primary trading market for portfolio securities of the Acquiring Fund or a Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading thereupon or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to Acquiring Fund Shares or the shares of Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. The liabilities of Target Fund shall include all of such Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to such Target Fund's board members.

4.      REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been fully disclosed to Acquiring Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of Target Fund, Target Fund represents and warrants to Acquiring Fund as follows:

          (a) Target Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended and supplemented from time to time, to own all of its Assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of Target Fund, to carry out this Agreement. Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not reasonably be expected to have a material adverse effect on Target Fund. Target Fund has all material federal, state and local authorizations necessary to own all of its Assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not reasonably be expected to have a material adverse effect on Target Fund;

          (b) Target Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) Target Fund is not, and the execution, delivery and performance of this Agreement by Target Fund will not (i) result in a material violation of Maryland law or of its Articles of Incorporation or By-Laws; (ii) result in a material violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which Target Fund is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Target Fund is a party or by which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance or any property or assets of Target Fund;

          (e) All material contracts or other commitments of Target Fund (other than this Agreement and any contracts listed on Schedule A) will terminate without liability to Target Fund on or prior to the Closing Date. Each contract listed on Schedule A is a valid, binding and enforceable obligation of each party thereto and the assignment by Target Fund to Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

          (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Target Fund or any properties or assets held by it. Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Target Fund at and for the fiscal year ended June 30, 2003, have been audited by PricewaterhouseCoopers LLP ("PwC"), and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to Acquiring Fund) present fairly, in all material respects, the financial position of Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (h) Since June 30, 2003, there has not been any material adverse change in Target Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of Target Fund due to declines in market values of securities in Target

Fund's portfolio, the discharge of Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

          (i) At the date hereof and at the Closing Date, all federal and other tax returns and reports of Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (j) For each taxable year of its operation (including the taxable year ending on the Closing Date), Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

          (k) All issued and outstanding shares of Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of Target Fund shares, nor is there outstanding any security convertible into any of Target Fund shares;

          (l) At the Closing Date, Target Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of Target Fund, (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) The current prospectus and statement of additional information of Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

          (p) The Proxy Statement/Prospectus (as defined in Section 5.7), insofar as it relates to Target Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Acquiring Fund for use therein.

     4.2. Except as has been fully disclosed to Target Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of Acquiring Company, Acquiring Company, on behalf of Acquiring Fund, represents and warrants to Target Fund as follows:

          (a) Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Minnesota, with power under Acquiring Company's Articles of Incorporation, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted. Acquiring Fund is a separate series of Acquiring Company duly designated in accordance with applicable provisions of Acquiring Company's Articles of Incorporation. Acquiring Company and Acquiring Fund are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not reasonably be expected to have a material adverse effect on Acquiring Company or Acquiring Fund. Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not reasonably be expected to have a material adverse effect on Acquiring Fund;

          (b) Acquiring Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) Acquiring Fund is not, and the execution, delivery and performance of this Agreement by Acquiring Fund will not (i) result in a material violation of Minnesota law or of its Articles of Incorporation or By-Laws; (ii) result in a material violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund is a party or by which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance or any property or assets of Acquiring Fund;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquiring Fund or any properties or assets held by it. Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights, and the Investment Portfolio of Acquiring Fund at and for the fiscal year ended July 31, 2003, have been audited by Deloitte & Touche LLP, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to Target Fund) present fairly, in all material respects, the financial position of Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since July 31, 2003, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Target Fund. For purposes of this subsection (g), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

          (j) All issued and outstanding shares of Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of Acquiring Fund shares, nor is there outstanding any security convertible into any of Acquiring Fund shares;

          (k) Acquiring Fund Shares to be issued and delivered to Target Fund, for the account of Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

          (l) At the Closing Date, Acquiring Fund will have good and marketable title to Acquiring Fund's assets, free of any liens or other encumbrances;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of Acquiring Company (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of Acquiring Company, on behalf of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) The current prospectus and statement of additional information of Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (p) The Proxy Statement/Prospectus to be included in the Registration Statement, only insofar as it relates to Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy

Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Target Fund for use therein; and

          (q) Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.      COVENANTS OF ACQUIRING FUND AND TARGET FUND

     5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund's normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. Subject to the foregoing covenants in this Section 5.1 and each Fund's respective investment objectives, policies and restrictions, each Fund covenants and agrees to coordinate the respective portfolios of Acquiring Fund and Target Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to Acquiring Fund's portfolio, the resulting portfolio will meet Acquiring Fund's investment objective, policies and restrictions, as set forth in Acquiring Fund's Prospectus, a copy of which has been delivered to Target Fund.

     5.2. Upon reasonable notice, Acquiring Fund's officers and agents shall have reasonable access to Target Fund's books and records necessary to maintain current knowledge of Target Fund and to ensure that the representations and warranties made by Target Fund are accurate.

     5.3. Target Fund covenants to call a meeting of Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2004.

     5.4. Target Fund covenants that Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. Target Fund covenants that it will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Target Fund shares.

     5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act, the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of Target Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. Acquiring Fund will file the Registration Statement, including a proxy statement/prospectus (the "Proxy Statement/Prospectus"), with the Commission. Target Fund will provide Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement/Prospectus, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8. Target Fund covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.10. Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by Target Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as Target Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to Target Fund title to and possession of all Acquiring Fund shares to be transferred to Target Fund pursuant to this Agreement and (ii) assume the liabilities from Target Fund.

     5.11. As soon as reasonably practicable after the Closing, Target Fund shall make a liquidating distribution to its shareholders consisting of Acquiring Fund Shares received at the Closing.

     5.12. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.13. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither Acquiring Company nor the Funds shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of a transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, Acquiring Company and each Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated herein in section 8.5.

     5.14. At or immediately prior to the Closing, Target Fund will declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF TARGET FUND

          With respect to the Reorganization, the obligations of Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of Acquiring Company, on behalf of Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Target Fund, its adviser or any of their affiliates) against Acquiring Fund or its investment adviser, Board members or officers arising out of this Agreement and (ii) no facts known to Acquiring Fund which Acquiring Fund reasonably believes might result in such litigation.

     6.2. Acquiring Company, on behalf of Acquiring Fund, shall have delivered to Target Fund, on the Closing Date, a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Acquiring Company with respect to Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Target Fund shall reasonably request.

     6.3. Target Fund shall have received on the Closing Date an opinion of counsel, in a form reasonably satisfactory to Target Fund, and dated as of the Closing Date, to the effect that:

          (a) Acquiring Company has been duly formed and is an existing corporation under the laws of the State of Minnesota;

          (b) Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in Acquiring Company's registration statement under the 1940 Act;

          (c) the Agreement has been duly authorized, executed and delivered by Acquiring Company, on behalf of Acquiring Fund, and constitutes a valid and legally binding obligation of Acquiring Company, on behalf of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (d) the execution and delivery of the Agreement did not, and the exchange of Target Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate Acquiring Company's Articles of Incorporation or By-laws; and

          (e) to the knowledge of such counsel, and without any independent investigation, (i) Acquiring Company is not subject to any ongoing or pending litigation or other proceedings that is reasonably expected to have a materially adverse effect on the operations of Acquiring Company, (ii) Acquiring Company is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by Acquiring Fund under the federal laws of the United States or the laws of the State of Minnesota for the exchange of Target Fund's assets for Acquiring Fund Shares, pursuant to the Agreement, have been obtained or made. In rendering such opinion, such counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

The delivery of such opinion is conditioned upon receipt by counsel of customary representations it shall reasonably request of Acquiring Company, on behalf of Acquiring Fund and Target Fund, respectively.

     6.4. Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Acquiring Fund on or before the Closing Date.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

          With respect to the Reorganization, the obligations of Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against Target Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to Target Fund which Target Fund reasonably believes might result in such litigation.

     7.2. Target Fund shall have delivered to Acquiring Fund a statement of Target Fund's Assets and liabilities as of the Closing Date, certified by the Treasurer of Target Fund.

     7.3. Target Fund shall have delivered to Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquiring Fund shall reasonably request.

     7.4. Acquiring Fund shall have received on the Closing Date an opinion of counsel, in a form reasonably satisfactory to Acquiring Fund, and dated as of the Closing Date, to the effect that:

          (a) Target Fund has been duly formed and is an existing corporation under the laws of the State of Maryland;

          (b) Target Fund has the power to carry on its business as presently conducted in accordance with the description thereof in Target Fund's registration statement under the 1940 Act;

          (c) the Agreement has been duly authorized, executed and delivered by Target Fund, and constitutes a valid and legally binding obligation of Target Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (d) the execution and delivery of the Agreement did not, and the exchange of Target Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate Target Fund's Articles of Incorporation or By-laws; and

          (e) to the knowledge of such counsel, and without any independent investigation, (i) Target Fund is not subject to any ongoing or pending litigation that is reasonably expected to have a materially adverse effect on the operations of Target Fund, (ii) Target Fund is duly registered as an investment company with the Commission and is not subject to any stop order, and
(iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by Target Fund under the federal laws of the United States or the laws of the State of Maryland for the exchange of Target Fund's assets for Acquiring Fund Shares, pursuant to the Agreement, have been obtained or made. In rendering such opinion, such counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

The delivery of such opinion is conditioned upon receipt by counsel of customary representations it shall reasonably request of Acquiring Company, on behalf of each of Acquiring Fund and Target Fund, respectively.

     7.5. Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Target Fund on or before the Closing Date.

8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
TARGET FUND

          If any of the conditions set forth below have not been met on or before the Closing Date with respect to Target Fund or Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein, with respect to Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of Target Fund in accordance with the provisions of Target Fund's Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Target Fund may waive the conditions set forth in this section 8.1.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Target Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each of Acquiring Fund and Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Acquiring Fund of all of the assets of Target Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund, followed by the distribution of such shares to Target Fund Shareholders in exchange for their shares of Target Fund in complete liquidation of Target Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Target Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (iii) the basis of the assets of Target Fund in the hands of Acquiring Fund will be the same as the basis of such assets of Target Fund immediately prior to the transfer; (iv) the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which such assets were held by Target Fund; (v) no gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (vi) no gain or loss will be recognized by Target Fund Shareholders upon the receipt of Acquiring Fund Shares solely in exchange for their shares of Target Fund as part of the transaction; (vii) the basis of Acquiring Fund Shares received by Target Fund Shareholders will be the same as the basis of the shares of Target Fund exchanged therefor; and
(viii) the holding period of Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of Target Fund exchanged therefor were held, provided that at the time of the exchange the shares of Target Fund were held as capital assets in the hands of Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of Acquiring Company and Target Fund. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether (a) any accrued market discount will be required to be recognized as ordinary income or (b) any gain or loss will be recognized (i) by Target Fund in connection with the transfer from Target Fund to Acquiring Fund of any section 1256 contracts (as defined in Section 1256 of the Code) or (ii) by Target Fund or Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following its respective Reorganization.

9.      INDEMNIFICATION

     9.1. Acquiring Fund agrees to indemnify and hold harmless Target Fund and each of such Target Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. Target Fund agrees to indemnify and hold harmless Acquiring Fund and each of Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.     FEES AND EXPENSES

     10.1. Each of Acquiring Company, on behalf of Acquiring Fund, and Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2. Voyageur Asset Management, Inc. ("Voyageur") will bear all the expenses associated with the Reorganization, except that Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $_____). Any such expenses which are so borne by Voyageur will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B.
187. Target Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquiring Fund and Target Fund in sections 9.1 and 9.2 shall survive the Closing.

12.     TERMINATION

          This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transactions applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.     AMENDMENTS

          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of Target Fund and any authorized officer of Acquiring Fund; provided, however, that following the meeting of Target Fund Shareholders called by Target Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.     NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to Target Fund, _____, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to Acquiring Fund, _____, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to any other address that Target Fund or Acquiring Fund shall have last designated by notice to the other party.

15.     HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of Acquiring Fund and Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of Acquiring Company or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, without regard to its principles of conflicts of laws.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                         GREAT HALL INVESTMENT FUNDS, INC.,
                                on behalf of Great Hall Prime Money Market Fund


                                By: _________________________________________
                                Its:_________________________________________
----------------------------
Secretary



Attest:                         D.L. BABSON MONEY MARKET FUND, INC.


                                By: _________________________________________
                                Its:_________________________________________
----------------------------
Secretary

                                    EXHIBIT B

       CURRENT FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS OF PRIME FUND
       ------------------------------------------------------------------

The following restrictions are fundamental investment policies/restrictions of Great Hall Prime Money Market Fund.

Great Hall Prime Money Market Fund may not:

     (1) purchase common stocks, preferred stocks, warrants or other equity securities;

     (2) purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that, subject to applicable SEC rules [(see the discussion of Rule 2a-7 above)], up to 25% of its total assets may be invested without regard to this 5% limitation;

     (3) invest more than 25% of its total assets in any one industry, except that (i) this restriction shall not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (ii) this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test;

     (4) invest more than 5% of its assets in securities of issuers which, with their predecessors, have a record of less than three years continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation, with its predecessor, for more than three years);

     (5) borrow money, except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

     (6) pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (5) above, it may pledge securities having a market value at the time of such pledge not exceeding 15% of its total assets;

     (7) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;

     (8) write, purchase or sell put or call options, straddles, spreads or any combination thereof;

     (9)  underwrite any securities issued by others;

     (10) purchase or sell real estate or real estate mortgage loans (although the Fund may invest in obligations secured by interests in real estate), commodities, commodity contracts (including futures contracts), real estate partnership interests and oil, gas and mineral leases;

     (11) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies;

          provided, however, that it may not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days;

     (12) invest in companies for the purpose of exercising control or management of another company; or

     (13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. "Investment companies" refers only to companies registered as investment companies under the 1940 Act.

                                    EXHIBIT C

                  CURRENT EXECUTIVE OFFICERS OF THE BABSON FUND
                  ---------------------------------------------

                                                       TERM OF OFFICE AND
                                  POSITION(S) WITH       LENGTH OF TIME
NAME, ADDRESS(1) AND AGE           THE BABSON FUND           SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
================================ ==================== ===================== ==============================================
Jennifer Lammers                 President and         One year term;        Managing Director, Voyageur Asset Management
                                 Chief Executive       served since July     (2000 to present); Mutual Fund Services Director,
                                 Officer               2003                  Voyageur Asset Management (2003 to present);
Age: 42                                                                      Chief Financial Officer, Great Hall Investment
                                                                             Funds, Inc. (2001-2003); Compliance Officer,
                                                                             Great Hall Investment Funds, Inc. (2000-2001);
                                                                             Director of Finance, Voyageur Asset Management
                                                                             (2000-2003); Vice President and Manager,
                                                                             Financial Reporting, RBC Dain Rauscher
                                                                             (1998-2000); President and Chief Executive
                                                                             Officer(2).

Christopher J. Tomas             Treasurer, Chief      One year term;        Vice President and Finance Manager, RBC Dain
                                 Financial Officer     served since July     Rauscher (2001 to present); Senior Financial
                                 and Principal         2003                  Analyst, RBC Dain Rauscher (1999-2001);
Age: 33                          Accounting Officer                          Financial Analyst, RBC Dain Rauscher (1997-1999);
                                                                             Treasurer, Chief Financial Officer and Principal
                                                                             Accounting Officer(2).

Martin A. Cramer                 Vice President,       One year term;        Legal and Regulatory Affairs Vice President,
                                 Assistant Secretary,  twelve years of       Chief Compliance Officer and Secretary,
                                 Chief Compliance      service               Jones & Babson, Inc. (mutual fund management
Age: 53                          Officer and AML                             company and distributor to the Babson Fund);
                                 Compliance Officer                          Vice President, Assistant Secretary, Chief
                                                                             Compliance Officer and AML Compliance Officer(2);
                                                                             and formerly, Vice President, Chief Compliance
                                                                             Officer and Secretary, Buffalo Fund Complex and
                                                                             Secretary, Gold Bank Funds(3).

Laura Moret                      Secretary             One year term;        Vice President and Senior Associate Counsel,
                                                       served since July     RBC Dain Rauscher (2002-present); Vice
                                                       2003                  President and Group Counsel,  American
Age: 49                                                                      Express Financial Advisors (1995-2002);
                                                                             Secretary(2).

-------------------------------------------
(1) The address for each officer is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

(2) Great Hall Investment Funds, Inc., RBC Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc. and Investors Mark Series Fund, Inc.

(3) The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

                                    EXHIBIT D
                 OTHER INVESTMENT COMPANIES ADVISED BY VOYAGEUR
                 ----------------------------------------------

Voyageur acts as advisor to the following funds that have investment objectives similar to the Babson Fund:


--------------------------  ------------------------------------- ----------------------  -------------------  ---------------------
NAME OF FUND                PRINCIPAL INVESTMENT OBJECTIVE       NET ASSETS              VOYAGEUR'S ROLE       RATE OF COMPENSATION
                                                                 (AS OF OCT. 31, 2003)
--------------------------  ------------------------------------- ----------------------  -------------------  ---------------------
Great Hall Prime            To achieve as high a level of        $7,989,741,730          investment advisor    0.71%(1)
Money Market Fund           current income obtainable from
                            investments in short-term securities
                            as is consistent with prudent
                            investment management, the
                            preservation of capital and the
                            maintenance of liquidity.
--------------------------  ------------------------------------- ----------------------  -------------------  ---------------------
Great Hall Government       To achieve as high a level of        $7,989,741,730          investment advisor    0.71%(1)
Money Market Fund           current income obtainable from
                            investments in short-term securities
                            as is consistent with prudent
                            investment management, the
                            preservation of capital and the
                            maintenance of liquidity.
--------------------------  ------------------------------------- ----------------------  -------------------  ---------------------
Great Hall Tax-Free         To achieve as high a level of        $937,846,008            investment advisor    0.62%
Money Market Fund           current income obtainable from
                            investments in short-term securities
                            as is consistent with prudent
                            investment management, the
                            preservation of capital and the
                            maintenance of liquidity.
--------------------------  ------------------------------------- ----------------------  -------------------  ---------------------
Great Hall Institutional    To achieve as high a level of         $471,356,931            investment advisor   0.28%
Prime Money Market Fund     current income obtainable from
                            investments in short-term securities
                            as is consistent with prudent
                            investment management, the
                            preservation of capital and the
                            maintenance of liquidity.
--------------------------  ------------------------------------- ----------------------  -------------------  ---------------------
Great Hall Institutional    To achieve as high a level of         $262,773,899            investment advisor   0.30%
Tax-Free Money Market Fund  current income obtainable from
                            investments in short-term securities
                            as is consistent with prudent
                            investment management, the
                            preservation of capital and the
                            maintenance of liquidity.
--------------------------  ------------------------------------- ----------------------  -------------------  ---------------------

-------------------------------

(1) Voyageur has contractually agreed to limit expenses through November 30, 2004 so that annual fund operating expenses do not exceed 0.71%. Pursuant to this arrangement, Voyageur's contractual obligation to waive and/or reimburse expenses is limited to 0.25% per annum of the respective Fund's average daily net assets. Voyageur may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

                                    EXHIBIT E

             PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF VOYAGEUR
             ------------------------------------------------------
                               AND DAVID L. BABSON
                               -------------------



VOYAGEUR ASSET MANAGEMENT INC.

NAME AND ADDRESS*          PRINCIPAL OCCUPATION
================================================================================
John G. Taft               Chief Executive Officer and Director

Lisa Ferris                Director

Charles F. Henderson       Chief Investment Officer and Senior Managing Director

Raye C. Kanzenbach         Senior Managing Director; Senior Portfolio Manager

--------
*  The address for each officer and director is 90 South
   Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.




DAVID L. BABSON & COMPANY, INC.

NAME AND ADDRESS*             PRINCIPAL OCCUPATION
================================================================================

Stuart H. Reese            Director, Chairman, Chief Executive Officer and
                           President

William F. Glavin, Jr.     Director, Chief Operating Officer and Chief
                           Compliance Officer

Kevin W. McClintock        Director and Managing Director

Roger W. Crandall          Director and Managing Director

Robert Ligouri             Director

Kenneth L. Hargreaves      Managing Director

Efrem Marder               Managing Director

James E. Masur             Managing Director and Chief Financial Officer

--------
* The address for each officer and director is One Memorial Drive, Cambridge, Massachusetts, 02142.

                                    EXHIBIT F

              INFORMATION REGARDING CERTAIN PAYMENTS TO VOYAGEUR,
              ---------------------------------------------------
                  J&B AND DAVID L. BABSON AND THEIR AFFILIATES
                  --------------------------------------------

The following table provides the annual fee rate of the Prime Fund under the current advisory agreement, as well as the amount paid by the Prime Fund to Voyageur under that agreement during the Fund's fiscal year ended July 31, 2003.


                                                       ADVISORY FEES RECEIVED BY
                                                    VOYAGEUR FOR THE FUND'S FISCAL
                      ADVISORY FEES RECEIVED BY               YEAR ENDED
                   VOYAGEUR FOR THE FUND'S FISCAL    JULY 31, 2003 AS A PERCENTAGE
                             YEAR ENDED                           OF
                            JULY 31, 2003                 AVERAGE NET ASSETS            APPLICABLE FEE RATE
=============================================================================================================
Prime Fund                  $35,412,626                          0.55%               0.55% on average daily
                                                                                     net assets up to $700
                                                                                     million


                                                                                     0.50% on average daily
                                                                                     net assets of over $700
                                                                                     million up to $1.2 billion


                                                                                     0.45% on average daily
                                                                                     net assets of over $1.2
                                                                                     billion up to $2 billion


                                                                                     0.40% on average daily
                                                                                     net assets of over $2
                                                                                     billion.

The following table provides the annual fee rate of the Babson Fund under the advisory agreement with J&B, as well as the amounts paid by the Babson Fund to J&B under that agreement during the Fund's fiscal year ended June 30, 2003.

                                                     ADVISORY FEES RECEIVED BY J&B
                    ADVISORY FEES RECEIVED BY J&B    FOR THE BABSON FUND'S FISCAL
                        FOR THE BABSON FUND'S                 YEAR ENDED
                          FISCAL YEAR ENDED          JUNE 30, 2003 AS A PERCENTAGE
                           JUNE 30, 2003(1)            OF AVERAGE NET ASSETS(1)        APPLICABLE FEE RATE(1)
================== ================================ ================================ ===========================

Babson Fund                   $843,000                         0.83%                   0.75% of the average
                                                                                       total net assets

---------------

(1) Prior to May 1, 2003, the Babson Fund paid J&B a unified fee for advisory and non-advisory services rendered to the Fund. The Babson Fund's advisory fee is subject to reduction pursuant to an expense limitation agreement to limit the Fund's total operating expenses to 0.93% until May 1, 2005.

The following table provides David L. Babson's annual sub-advisory fee rate under the current Investment Counsel Agreement between Voyageur and David L. Babson with respect to the Babson Fund, as well as the amounts paid by J&B to David L. Babson under that agreement during the Babson Fund's fiscal year ended June 30, 2003.


                                                    SUB-ADVISORY FEES PAID BY J&B
                    SUB-ADVISORY FEES PAID BY J&B     TO DAVID L. BABSON FOR THE
                     TO DAVID L. BABSON FOR THE    BABSON FUND'S FISCAL YEAR ENDED
                      BABSON FUND'S FISCAL YEAR     JUNE 30, 2003 AS A PERCENTAGE   APPLICABLE SUB-ADVISORY FEE
                         ENDED JUNE 30, 2003            OF AVERAGE NET ASSETS                   RATE
===============================================================================================================
Babson Fund                 $________                        ____%                  0.30% of the average daily
                                                                                    total net assets of the
                                                                                    Fund that do not exceed
                                                                                    $100 million

                                                                                    0.25% of the average daily
                                                                                    total net assets of the
                                                                                    Fund that exceed $100
                                                                                    million dollars, but that
                                                                                    do not exceed $250 million

                                                                                    0.20% of the average daily
                                                                                    total net assets of the Fund
                                                                                    that exceed $250 million dollars

------------------


OTHER FEES PAID TO VOYAGEUR AND ITS AFFILIATES

The Prime Fund also pays Voyageur an administrative service fee of 0.25% of net assets per annum for administrative services provided by Voyageur. For the fiscal year ended July 31, 2003, the Prime Fund paid an administrative services fee of $4,435,385. The fee was partially waived or absorbed by Voyager for the same fiscal year.

The Prime Fund has entered into an agreement with an affiliate of Voyageur, DRI, where DRI performs various transfer and dividend disbursing agent services. The fee, paid monthly, is equal to an annual rate of $24 per shareholder account plus certain out of pocket expenses. For the fiscal year ended July 31, 2003, the Prime Fund paid DRI a sub-accounting fee of $14,295,234.

                                    EXHIBIT G

            COMPARISON OF THE BABSON FUND, THE ACQUIRING COMPANY AND
            --------------------------------------------------------
                            THE TAMARACK FUNDS TRUST
                            ------------------------

The following is a summary of certain characteristics of the operations of the Babson Fund, a Maryland corporation; the Acquiring Company, a Minnesota corporation; and the Tamarack Funds Trust (the "New Trust"), a Delaware statutory trust; their respective corporate governance documents; and relevant state law. The following is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing the Babson Fund, the Acquiring Company and the New Trust for a more thorough description.

The Acquiring Company is a Minnesota corporation governed by its Articles of Incorporation, By-Laws and Board of Directors. The New Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the New Trust and the Acquiring Company are also governed by applicable state and Federal law.

Certain differences and similarities between the New Trust and the Acquiring Company are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

Under the Declaration of Trust and By-Laws of the New Trust, the Trustees of the New Trust will have more flexibility than Directors of the Acquiring Company and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees of the New Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the New Trust to take certain actions, for example, establishing new investment series of the New Trust, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Trustees of the New Trust will have the same fiduciary obligations to act with due care and in the interest of the series of the New Trust (each a "New Fund," and collectively the "New Funds") and their shareholders as do the Directors with respect to the series of the Acquiring Company (each a "Fund," and collectively the "Funds") and their shareholders.

SHAREHOLDER LIABILITY

BABSON FUND
The Babson Fund is organized as a Maryland corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

ACQUIRING COMPANY
The Acquiring Company is organized as a Minnesota corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

NEW TRUST
The Declaration of Trust of the New Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the New Trust, the series of the New Trust or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

LIQUIDATION OR DISSOLUTION

Generally, in the event of the liquidation or dissolution of the Babson Fund, a series of the Acquiring Company or a series of the New Trust, as the case may be, shareholders are entitled to receive, when and as declared by the board of directors/trustees, the excess of the assets over the liabilities belonging to such entity. The assets so distributed to shareholders would be distributed among the shareholders in proportion to the number of shares of that entity held by them and recorded on the books.

BABSON FUND
Maryland law requires shareholder approval of a dissolution of the Babson Fund. If no shares of a class or series are outstanding, a majority of the directors may vote to liquidate such class or series without shareholder approval. Otherwise, subject to the redemption requirements contained in the Babson Fund's Articles of Incorporation, the Babson Fund may first redeem all of the shares outstanding of each applicable series and/or class, and then liquidate the series or class without shareholder approval.

ACQUIRING COMPANY
Minnesota law generally requires shareholder approval of a dissolution of the Acquiring Company. If all outstanding shares of a series of the Acquiring Company, or a class of a series of the Acquiring Company, have been redeemed, exchanged, or otherwise acquired by the Acquiring Company, such shares return to the status of authorized and unissued shares without designation as to series (if no shares of such series remain outstanding) or with the same designation as to series, but no designation as to class within such series, and all provisions of the Acquiring Company's articles of incorporation relating to such series, or such class of such series, cease to be of further effect and cease to be a part of the Acquiring Company's Articles of Incorporation. Upon the occurrence of such an event, the board of directors has the power, without shareholder approval, to cause restated Articles of Incorporation to be filed that reflect the removal from the Articles of Incorporation of all such provisions relating to such series, or such class of such series.

NEW TRUST
The Declaration of Trust of the New Trust permits a majority of the trustees to liquidate the New Trust, or any class or series of the New Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

LIABILITY OF DIRECTORS/TRUSTEES

BABSON FUND
The Articles of Incorporation of the Babson Fund provide that the Babson Fund generally will indemnify any director or officer who is a party, or is threatened to be made a party, to any action against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such director or officer in connection with such action if such director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Babson Fund, and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, the Articles of Incorporation provide that no director or officer will be indemnified against any liability to the Babson Fund that such director or officer would otherwise be subject by reason of willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such director's or officer's office.

ACQUIRING COMPANY
The Articles of Incorporation of the Acquiring Company provide that, to the fullest extent permitted by the Minnesota Business Corporation Act (except as prohibited by the 1940 Act), a director is not liable to the Acquiring Company or its shareholders for monetary damages for breach of fiduciary duty as a director. The Articles of Incorporation also provide that the Acquiring Company will indemnify directors for such expenses and liabilities, and to the full extent, permitted by the Minnesota Business Corporation Act, except as prohibited by the 1940 Act.

NEW TRUST
Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a trustee's duties, a trustee acting in such capacity shall not be personally liable to any person other than the New Trust or a beneficial owner for any act, omission or obligation of the New Trust or any trustee. A trustee or officer of the New Trust will be indemnified by the New Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a trustee or officer.

RIGHTS OF INSPECTION

BABSON FUND
Under the Babson Fund's Articles of Incorporation, except as required by Maryland law, shareholders of the Babson Fund have only such right to inspect their respective corporation's records, documents, accounts and books as may be authorized by resolution of the Board of Directors or of the shareholders. Maryland corporate law provides that one or more persons who together have owned at least 5% of the outstanding shares of a corporation for at least six months may, on written request, inspect the books of account and stock ledger of the corporation.

ACQUIRING COMPANY
The Minnesota Business Corporation Act provides that a shareholder has, upon written demand stating the purpose of the demand, a right at any reasonable time to examine and copy a corporation's share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand. The shareholder must demonstrate that the stated purpose is a proper purpose, as that term is defined in the Minnesota Business Corporation Act.

NEW TRUST
Shareholders shall have the right to inspect the New Trust's accounts, books or documents only to the extent such right is conferred by the trustees.

SHAREHOLDER MEETINGS

Neither the Babson Fund, the Acquiring Company, nor the New Trust is required to hold annual meetings of shareholders (other than in a year in which the election of directors/trustees is required by the 1940 Act), although each may hold special meetings at any time. However, the Minnesota Business Corporation Act provides that, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the corporation.

With respect to the Babson Fund, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate. With respect to the Acquiring Company and the New Trust, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual series of the New Trust; (2) the matter involves any action that the trustees have determined will affect only the interests of one or more series of the New Trust, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

BABSON FUND
Under the By-Laws of the Babson Fund, a special meeting of shareholders of the Babson Fund shall be called by the president or secretary of the Babson Fund upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Under Maryland law, no special shareholder meeting shall be called upon the request of shareholders to consider any matter that is substantially the same as a matter voted upon at any special meeting held during the preceding 12 months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

Under the Babson Fund's By-Laws, the presence in person or by proxy of the holders of a majority of the aggregate shares of stock at the time outstanding constitutes a quorum. Maryland law requires a plurality of all votes cast at a meeting at which a quorum is present to elect directors unless a corporation's Articles of Incorporation or By-Laws require a larger vote. For most other stockholder votes, Maryland law provides that a majority of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter, unless the corporation's Articles of Incorporation provide otherwise. Certain other matters, such as amendments to a corporation's Articles of Incorporation, consolidations, mergers, share exchanges and transfers of assets, require the affirmative vote of two-thirds of all votes entitled to be cast on the matter for approval of the measure. However, under Maryland law, the Articles of Incorporation may include a provision that requires less than a two-thirds vote, provided that the Articles of Incorporation require at least a majority vote. The Babson Fund's Articles of Incorporation provide that notwithstanding any provision of Maryland law requiring more than a majority vote to approve any action, the action shall be effective if approved by the affirmative vote of the holders of a majority of outstanding shares of common stock.

ACQUIRING COMPANY
Under the By-Laws of the Acquiring Company, a special meeting of shareholders of a series of the Acquiring Company may be called by one or more shareholders holding 10% or more of the shares entitled to vote on the matters to be presented to the meeting.

Under the By-Laws of the Acquiring Company, the holders of 10% of the shares outstanding and entitled to vote constitute a quorum for the transaction of business at any regular or special meeting. The By-Laws provide that, except as otherwise specifically provided by the By-Laws or as required by the 1940 Act or other applicable laws, all questions shall be decided by a majority vote of the number of shares entitled to vote and represented at a meeting at the time of the vote. If a matter to be presented at a meeting relates only to particular classes or series of the Acquiring Company, then only the shareholders of such classes or series are entitled to vote on such matter.

NEW TRUST
The By-Laws for the New Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the New Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

Delaware law provides greater flexibility with regard to shareholder voting rights, quorums, and proxy requirements. The Declaration of Trust provides that 33-1/3% of the shares entitled to vote at any meeting must be present in person or by proxy to establish a proper quorum for voting purposes, unless a larger quorum is required by applicable law, by the By-Laws of the New Trust, or by the Declaration of Trust. Further, when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a trustee of the New Trust, unless a larger vote is required by the governing documents or under applicable law. The effect of the quorum and voting provisions is to make it easier for the New Trust to seek appropriate shareholder approvals for many actions not related to regulatory issues without experiencing the added costs or delays of soliciting additional proxies or votes and without being disadvantaged by abstentions or broker non-votes. Delaware also affords trustees the ability to adapt a Delaware statutory trust to future contingencies. For example, trustees have the authority to incorporate a Delaware statutory trust, to merge or consolidate a Delaware statutory trust or its series with another entity, to cause multiple series of a Delaware statutory trust to become separate trusts, to change the state of domicile or to liquidate a Delaware statutory trust, all without having to obtain a shareholder vote.

REORGANIZATION/COMBINATION TRANSACTIONS

BABSON FUND
A majority of the outstanding shares of the Babson Fund must approve a merger of the Babson Fund with another business organization.

ACQUIRING COMPANY
Under the Minnesota Business Corporation Act, with limited exceptions, a plan of merger or exchange must first be approved by the board of directors and then approved at a shareholder meeting by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote.

NEW TRUST
Under the Declaration of Trust and Delaware law, the trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a series of the New Trust or the New Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

AMENDMENT OF CHARTER DOCUMENT

BABSON FUND The Babson Fund's Articles of Incorporation provide that the Babson Fund reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and all rights conferred upon shareholders are granted subject to this reservation. Under Maryland law, in general, amendments to the Articles of Incorporation of a corporation must be approved by two-thirds of all votes entitled to be cast unless such percentage is reduced in the corporation's Articles of Incorporation, provided that the Articles of Incorporation require at least a majority vote. The Babson Fund's Articles of Incorporation provide that a majority of the outstanding shares of common stock will be sufficient to approve an amendment.

ACQUIRING COMPANY
Under the Minnesota Business Corporation Act, amendments to the charter of a corporation may be proposed by the board of directors or by a shareholder or shareholders holding three percent or more of the voting power of the shares entitled to vote. Such a proposal must be approved at a shareholder meeting by the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares present and entitled to vote on the proposal, or (2) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, except where the Act or the corporation's Articles of Incorporation require a larger proportion or number. (If the Articles of Incorporation require a larger proportion or number than is required by the Act for a particular action, the Articles of Incorporation control.) In any case where a class or series of shares is entitled to vote as a class or series, the proposal being voted upon must also receive the affirmative vote of the holders of the same proportion of the shares present of that class or series, or of the total outstanding shares of that class or series, as the proportion required above, unless the corporation's Articles of Incorporation require a larger proportion.

NEW TRUST
The Trustees may generally restate, amend or otherwise supplement the New Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

DERIVATIVE ACTIONS

BABSON FUND
Under Maryland law, in general, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the directors of a corporation improperly refuse to bring a derivative suit or if the demand upon the directors is excused, then a plaintiff generally must then make the demand upon the corporation's other shareholders before commencing suit.

ACQUIRING COMPANY
Under Minnesota law, a shareholder generally may bring a derivative action to enforce a right of a corporation if the corporation has failed to enforce a right that may properly have been asserted by it. The complaint filed by the plaintiff shareholder must describe the efforts, if any, made by the plaintiff shareholder to obtain the desired action from the board of directors and, if necessary, from the shareholders, and the reasons for the plaintiff shareholder's failure to obtain the desired action, or for not making the effort. A derivative action may not be maintained if it appears that the plaintiff shareholder does not fairly and adequately represent the interest of the shareholders similarly situated in enforcing the right of the corporation.

NEW TRUST
Shareholders of the New Trust or any series of the New Trust may not bring a derivative action to enforce the right of the New Trust or series of the New Trust unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the board of trustees and that demand must be refused, and (2) at least 10% of the shareholders of the New Trust or the series of the New Trust, as applicable, join in bringing the derivative action. A shareholder of a particular series is not entitled to participate in a derivative action on behalf of any other series of the New Trust.

INSURANCE

BABSON FUND
The Articles of Incorporation of the Babson Fund provide that the Babson Fund may purchase and maintain insurance on its behalf and on behalf of any person who is or was a director or officer of the Babson Fund against any liability asserted against the director or officer and incurred by the director or officer in such capacity.

ACQUIRING COMPANY
The Articles of Incorporation and By-Laws of the Acquiring Company do not contain a provision specifically addressing insurance.

NEW TRUST
The Agreement and Declaration of Trust of the New Trust provides that, to the fullest extent permitted by applicable law, the officers and trustees are entitled and have the authority to purchase with New Trust property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a trustee or officer in connection with any claim, action, suit or proceeding in which such trustee or officer becomes involved by virtue of such person's capacity or former capacity with the New Trust, whether or not the New Trust would have the power to indemnify such person against such liability under the provisions of the Article of the Agreement and Declaration of Trust regarding the limitation of liability of officers and trustees.

                                     Part B

                       Statement of Additional Information
                                [Effective Date]

                  Relating to the acquisition of the assets of
             D.L. BABSON MONEY MARKET FUND, INC. (the "Babson Fund")
                       90 South Seventh Street, Suite 4300
                          Minneapolis, Minnesota 55402
                                 (800) 422-2766

                           --------------------------

                by and in exchange for shares of capital stock of
             GREAT HALL PRIME MONEY MARKET FUND (the "Prime Fund"),
                              a separate series of
           GREAT HALL INVESTMENT FUNDS, INC. (the "Acquiring Company")
                              60 South Sixth Street
                          Minneapolis, Minnesota 55402
                                 (800) 934-6674


This Statement of Additional Information relates specifically to the reorganization of the Babson Fund into Prime Fund, a separate series of the Acquiring Company. Pursuant to this reorganization, the Acquiring Company would acquire all of the assets and assume all of the liabilities of the Babson Fund, in exchange for Acquiring Company shares, which shares would be distributed pro rata by the Babson Fund to the holders of its shares, in complete liquidation of the Babson Fund.

This Statement of Additional Information consists of this cover page and the following documents, certain of which are incorporated by reference herein as indicated below:

1. The Statement of Additional Information dated December 1, 2003 of the Acquiring Company, included in Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Great Hall Investment Funds, Inc., previously filed on EDGAR on December 1, 2003, (SEC File Nos. 33-41395/811-6340), as supplemented _____.

2. The Statement of Additional Information dated November 7, 2003 of the Babson Fund, included in Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of D. L. Babson Money Market Fund previously filed on EDGAR on November 7, 2003, (SEC File Nos. 2-65761/811-2963), as supplemented _____.

3. The audited financial statements of the Acquiring Company included in the Annual Report of Great Hall Investment Funds, Inc. for the fiscal year ended July 31, 2003, previously filed on EDGAR on November 21, 2003. The financial statements and financial highlights as of July 31, 2003 and for the year then ended incorporated by reference in this registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated by reference in this registration statement, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

4. The audited financial statements of the Babson Fund included in the Annual Report of D. L. Babson Money Market Fund for the fiscal year ended June 30, 2003, previously filed on EDGAR on September 9, 2003.

This Statement of Additional Information dated _____ is not a prospectus. A Proxy Statement/Prospectus dated _____ relating to the above-referenced matters may be obtained from the Acquiring Company or the Babson Fund at the addresses and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Proxy Statement/Prospectus. The financial statements and financial highlights as of July 31, 2003 and for the year then ended incorporated by reference in this registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated by reference in this registration statement, and have been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                     PART C
                                OTHER INFORMATION

Item 15.          Indemnification.

     The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person: (a) has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; (b) acted in good faith; (c) received no improper personal benefit; (d) complied with the Minnesota Statute dealing with directors' conflicts of interest, if applicable;
(e) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (f) reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

     In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 16. Exhibits

(1)      1.1      Articles of Incorporation (1)
         1.2      Certificate of Designation for Series A, Class 2 Common
                  Shares, Series B, Class 2 Common Shares and Series C,
                  Class 2 Common Shares (7)

(2)      2.1      Bylaws, as amended through May 16, 2001 (7)

(3)      Not applicable.

(4)      4.1      Form of Agreement and Plan of Reorganization of D.L. Babson
                  Money Market Fund, Inc. into Great Hall Prime Money Market
                  Fund, of Great Hall Investment Funds, Inc.(included as Exhibit
                  A to the Prospectus/Proxy Statement which is part of this Registration Statement on Form N-14) (11)

(5)      Not applicable.

(6)      6.1      Investment Advisory Agreement (4)

(7)      7.1      Amended and Restated Distribution Agreement (9)

(8)      Not applicable.

(9)      9.1      Custodian Contract (11)

(10)     10.1     Amended and Restated Rule 12b-1 Plan of Distribution (Reserve
                  Shares) (9)

         10.2     Amended and Restated Rule 18f-3 Multiple Class Plan (9)

(11)     11.1     Opinion and Consent of Counsel (11)

(12)     12.1     Opinion and Consent of Dechert LLP regarding tax matters (12)

(13)     13.1     Transfer Agency Agreement with BISYS Fund Services Ohio,
                  Inc. (10)

         13.2     Shareholder Account Services Agreement (7)

         13.3     Fund Accounting Agreement with BISYS Fund Services Ohio,
                  Inc. (10)

         13.4     Administrative Services Agreement (Investor Shares) (8)

         13.5 Amended and Restated Administrative Services Agreement (Reserve Shares) (9)

         13.6     Amended and Restated Expense Limitation Agreement (10)

         13.7     Form of Anti-Money Laundering Program Services Agreement (9)

(14)     14.1     Consent of Independent Auditors (11)

         14.2     Consent of Independent Auditors (11)

         14.3     Consent of Independent Auditors (11)

(15)     Not applicable.

(16)     16.1     Power of Attorney (10)

(17)     17.1     Form of Proxy Card (11)

----------------
1. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement filed on or about November 29, 1995.

2. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed on or about December 1, 1996.

3. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on or about August 1, 1997.

4. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on or about September 29, 1998.

5. Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on or about November 25, 1998.

6. Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on or about December 1, 2000.

7. Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on or about June 1, 2001.

8. Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on or about September 23, 2002.

9. Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on or about November 27, 2002.

10. Incorporated by reference to Post-Effective Amendments No. 21 and No. 22 to the Registration Statement filed on or about December 1, 2003.

11. Filed herewith.

12. To be filed by amendment or supplement hereto.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.



                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Minneapolis, and State of Minnesota, on the 19th day of December, 2003.

RBC FUNDS, INC.                           By: /s/ Jennifer Lammers
Registrant                                    ----------------------------
                                              Jennifer Lammers, President





As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 19, 2003.

Signatures                                Signatures

/s/ Jennifer Lammers                      /s/ Christopher Tomas
--------------------------------          --------------------------------
Jennifer Lammers, President and           Christopher Tomas, Treasurer and
Chief Executive Officer                   Chief Financial Officer

             *                                          *
--------------------------------          --------------------------------
T. Geron Bell, Director                       Sandra J. Hale, Director


             *                                          *
--------------------------------          --------------------------------
Ronald James, Director                        Jay H. Wein, Director


*By: /s/ Joseph R. Fleming
--------------------------------
Joseph R. Fleming
Attorney-in-fact